UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM N-CSR

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CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22432

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Oxford Lane Capital Corp.

(Exact name of registrant as specified in charter)

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8 Sound Shore Drive, Suite 255
Greenwich, CT 06830

(Address of principal executive offices)

Jonathan H. Cohen
Chief Executive Officer
Oxford Lane Capital Corp.
8 Sound Shore Drive, Suite 255
Greenwich, CT 06830

(Name and address of agent for service)

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Registrant’s telephone number, including area code: (203) 983-5275

Date of fiscal year end: March 31

Date of reporting period: March 31, 2018

Item 1. Reports to Stockholders.

The annual report to stockholders for the year ended March 31, 2018 is filed herewith pursuant to Rule 30e-1 under the Investment Company Act of 1940.

Oxford Lane Capital Corp.

Annual Report

March 31, 2018

oxfordlanecapital.com

OXFORD LANE CAPITAL CORP.

i

Oxford Lane Capital Corp.

May 17, 2018

To Our Stockholders:

We are pleased to submit to you the report of Oxford Lane Capital Corp. (“we”, “us”, “our”, the “Fund” or “Oxford Lane”) for the year ended March 31, 2018. The net asset value of our shares at that date was $10.08 per common share. The Fund’s common stock is traded on the NASDAQ Global Select Market and its share price can differ from its net asset value. The Fund’s closing price at March 31, 2018 was $10.13, down from $11.13 at March 31, 2017. The total return for Oxford Lane, for the year ended March 31, 2018, as reflected in the Fund’s financial highlights, was 6.41%. This return reflects the change in market price for the one-year period ended March 31, 2018, as well as the impact of $1.605 per share in distributions declared and paid. On May 16, 2018, the last reported sale price of the Fund’s common stock was $11.22.

We note that there may be significant differences between Oxford Lane’s earnings prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and our taxable earnings, particularly related to collateralized loan obligation (“CLO”) equity investments where our taxable earnings are based upon the distributable share of earnings as determined under tax regulations for each CLO equity investment, while GAAP earnings are based upon an effective yield calculation. Additionally, as our taxable earnings are not generally known until after our distributions are made, those distributions may or may not represent a return of capital on a tax basis. While reportable GAAP revenue from our CLO equity investments for the year ended March 31, 2018 was approximately $71.1 million, we received or were entitled to receive approximately $108.6 million in distributions from our CLO equity investments.

Investment Review

The Fund’s investment objective is to maximize its portfolio’s risk adjusted total return over its investment horizon. Our current focus is to seek that return by investing in CLO vehicles(1), which are collateralized primarily by a diverse portfolio of senior loans, and which generally have very little or no exposure to real estate loans, or mortgage loans or to pools of consumer-based debt, such as credit card receivables or auto loans. Our investment strategy also includes investing in warehouse facilities, which are financing structures intended to aggregate senior secured corporate loans that may be used to form the basis of a CLO vehicle. As of March 31, 2018, we held debt investments in four different CLO structures and equity investments in approximately 70 different CLO structures and four investments in warehouse facilities.

Structurally, CLO vehicles are entities formed to purchase and manage portfolios of primarily senior secured corporate loans. The loans within a CLO vehicle are limited to those which, on an aggregated basis, meet established credit criteria. They are subject to concentration limitations in order to limit a CLO vehicle’s exposure to individual credits and industries.

Investment Outlook

We believe that the market for CLO-related assets continues to provide us with opportunities to generate attractive risk-adjusted returns over the long term. We believe that a number of factors support this conclusion, including:

—    The long-term and relatively low-cost capital that many CLO vehicles have secured, compared with current asset spreads, and have created opportunities to purchase certain CLO equity and junior debt instruments that may produce attractive risk-adjusted returns. Additionally, given that the CLO vehicles we invest in are cash flow-based vehicles, this term financing may be beneficial in periods of market volatility.

—    The market to invest in warehouse facilities, which are short and medium-term facilities that are generally expected to form the basis of CLO vehicles (which the Fund may participate in or be repaid by), has created additional attractive risk-adjusted investment opportunities for us.

—    Investing in CLO securities, and CLO equity instruments and warehouse facilities in particular, requires a high level of research and analysis. We believe that transactions in this market can only be adequately conducted by knowledgeable market participants as this market and these structures tend to be highly specialized.

—    The U.S. CLO market is relatively large with total assets under management of approximately $495 billion.(2) We estimate that the notional amount outstanding of the junior-most debt tranches (specifically the tranches originally rated “BB” and “B”) is approximately $24 billion and the notional amount outstanding of the equity tranches is approximately $48 billion.(3)

An investment in our Fund carries with it a significant number of meaningful risks, certain of which are discussed in the notes to our financial statements. Investors should read “Note 13. Risks and Uncertainties” carefully.

We continue to review a large number of CLO investment opportunities in the current market environment, and we expect that the majority of our portfolio holdings, over the near to intermediate-term, will continue to be comprised of CLO debt and equity securities, with the more significant focus over the near-term likely to be on CLO equity securities and warehouse facilities.

Jonathan H. Cohen

Chief Executive Officer

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1.    A CLO vehicle is formed by issuing various classes or “tranches” of debt (with the most senior tranches being rated “AAA” to the most junior tranches typically being rated “BB” or “B”) and equity. The tranches of CLO vehicles rated “BB” or “B” may be referred to as “junk.” The equity of a CLO vehicle is generally structured to absorb the CLO’s losses before any of the CLO’s debt tranches, and it also has the lowest level of payment priority among the CLO’s tranches; therefore, the equity is typically the riskiest tranche of a CLO vehicle.

2.    As of December 31, 2017 — Source: Wells Fargo Securities, The CLO Monthly Market Overview, dated May 1, 2018.

3.    Oxford Lane has estimated this amount based in part on the Wells Fargo Securities report (noted in footnote 2 above).

OXFORD LANE CAPITAL CORP.

TOP TEN HOLDINGS
AS OF MARCH 31, 2018

Investment	Maturity	Fair Value	% of Net Assets
Atrium XII CLO – CLO subordinated notes	April 22, 2027	$33,024,375	11.39%
Madison Park Funding XXX, Ltd. – CLO subordinated notes	April 15, 2029	23,000,000	7.93%
Midocean Credit CLO VI – CLO income notes	January 20, 2029	19,760,000	6.82%
OFSI Fund VII, Ltd. – CLO subordinated notes	October 18, 2026	18,457,600	6.37%
Venture XXI CLO, Limited – CLO subordinated notes	July 15, 2027	15,293,500	5.27%
THL Credit Wind River 2014-3 CLO Ltd. – CLO subordinated notes	January 22, 2027	15,009,300	5.18%
Madison Park Funding, Ltd. (fka: Edition Funding, Ltd.) – CLO subordinated warehouse notes	October 22, 2018	15,000,000	5.17%
Venture XXX CLO, Limited – CLO subordinated notes	January 15, 2031	14,440,000	4.98%
Octagon Investment Partners 33, Ltd. – CLO subordinated notes	January 20, 2031	12,593,000	4.34%
Tralee CLO IV, Ltd. – CLO subordinated notes	January 20, 2030	12,075,700	4.17%

Portfolio Investment Breakdown as of March 31, 2018
(Excludes cash and cash equivalents and other assets)

OXFORD LANE CAPITAL CORP.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2018
ASSETS
Investments, at fair value (cost: $497,678,436)	$482,573,271
Cash and cash equivalents	20,334,222
Distributions receivable	5,058,855
Securities sold not settled	5,602,679
Deferred offering costs on common stock	229,162
Interest receivable, including accrued interest purchased	193,579
Prepaid expenses and other assets	115,824
Fee receivable	81,157
Total assets	514,188,749

LIABILITIES
Mandatorily redeemable preferred stock, net of discount and deferred issuance costs (10,000,000 shares authorized, 6,345,416 shares issued and outstanding)	151,682,429
Securities sold under agreement to repurchase	42,493,500
Securities purchased not settled	23,972,500
Incentive fees payable to affiliate	2,741,047
Investment advisory fee payable to affiliate	2,428,221
Interest payable	529,958
Accrued expenses	303,893
Accrued offering costs	17,274
Directors’ fees payable	58,750
Administrator expense payable	31,064
Total liabilities	224,258,636

COMMITMENTS AND CONTINGENCIES (Note 10)

NET ASSETS applicable to common stock, $0.01 par value, 90,000,000 shares authorized, and 28,768,899 shares issued and outstanding	$289,930,113

NET ASSETS consist of:
Paid in capital	$372,850,102
Accumulated net realized losses on investments	(58,227,119)
Accumulated realized gains on redemption of debt	574,950
Net unrealized depreciation on investments	(15,105,165)
Distribution in excess of net investment income	(10,162,655)
Total net assets	$289,930,113

Net asset value per common share	$10.08
Market price per share	$10.13
Percentage of market price premium to net asset value per share	0.50%

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS
MARCH 31, 2018

COMPANY/INVESTMENT(1)	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)(15)	% of Net Assets
Collateralized Loan Obligation – Debt Investments
Structured Finance
KVK 2014-3 Ltd.
CLO secured notes – Class F(3)(4)(6), 7.82% (LIBOR + 6.10%, due October 15, 2026)	$1,956,522	$1,616,782	$1,732,305

Mountain Hawk II CLO, Ltd.
CLO secured notes – Class E(3)(4)(6), 6.54% (LIBOR + 4.80%, due July 20, 2024)	6,000,000	5,075,314	4,956,600

OZLM XXII, Ltd.
CLO secured notes – Class F(3)(4)(6), 9.10% (LIBOR + 7.39%, due January 17, 2031)	2,670,000	2,577,304	2,477,493

Tralee CLO IV, Ltd.
CLO secured notes – Class F(3)(4)(6), 9.44% (LIBOR + 7.50%, due January 20, 2030)	3,800,000	3,462,771	3,538,560

Total Structured Finance		$12,732,171	$12,704,958	4.38%
Total Collateralized Loan Obligation – Debt Investments		$12,732,171	$12,704,958	4.38%

Collateralized Loan Obligation – Equity Investments
Structured Finance
AMMC CLO XII, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 16.29%, maturity November 10, 2030)	$8,428,571	$4,214,773	$4,045,714

Apidos CLO XXI
CLO subordinated notes(5)(7), (Estimated yield 14.09%, maturity July 18, 2027)	8,700,000	5,965,523	6,090,000

Allegro CLO IV, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 17.63%, maturity January 15, 2029)	3,000,000	2,322,594	2,306,324

Anchorage Capital CLO 5-R, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 15.28%, maturity January 15, 2030)	4,000,000	4,122,309	3,899,061

Apex Credit CLO 2018 Ltd.
CLO subordinated notes(5)(7)(9)(11), (Estimated yield 21.10%, maturity April 25, 2031)	8,750,000	7,224,069	7,743,750

Apex Credit CLO 2015-II, Ltd. (fka: JFIN CLO 2015-II Ltd.)
CLO subordinated notes(5)(7), (Estimated yield 23.72%, maturity October 17, 2026)	5,750,000	4,860,109	4,867,680

Ares XXVI CLO Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 0.00%, maturity April 15, 2025)	15,115,000	1,102,520	302,300

Ares XL CLO Ltd.
CLO subordinated notes(5)(7), (Estimated yield 14.09%, maturity October 15, 2027)	5,100,000	4,208,065	4,026,619

Atrium XII CLO
CLO subordinated notes(5)(7)(13)(16), (Estimated yield 33.89%, maturity April 22, 2027)	34,762,500	24,780,821	33,024,375

 (Continued on next page)

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2018

COMPANY/INVESTMENT(1)	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)(15)	% of Net Assets
Collateralized Loan Obligation – Equity Investments (continued)
Structured Finance (continued)
Battalion CLO VI Ltd.
CLO subordinated notes(5)(7), (Estimated yield 27.83%, maturity October 17, 2026)	$5,000,000	$1,905,101	$1,775,000

Battalion CLO VII Ltd.
CLO subordinated notes(5)(7), (Estimated yield 4.71%, maturity October 17, 2026)	24,000,000	16,145,513	10,080,000

Benefit Street Partners CLO V Ltd.
CLO preference shares (5)(7), (Estimated yield 12.34%, maturity October 20, 2026)	11,500,000	7,182,077	6,325,000

Blue Hill CLO, Ltd.
CLO subordinated notes(5)(7), (Estimated yield -0.34%, maturity January 15, 2026)	15,125,000	4,483,658	3,073,285
CLO subordinated fee notes(8), (Maturity January 15, 2026)	96,635	17,931	—

B&M CLO 2014-1 LTD
CLO subordinated notes(5)(7), (Estimated yield 13.82%, maturity April 16, 2026)	2,000,000	892,920	640,000

Bristol Park CLO, Ltd.
CLO income notes(5)(7), (Estimated yield 12.89%, maturity April 15, 2029)	7,000,000	5,747,368	5,180,000

Carlyle Global Market Strategies CLO 2013-2, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 23.53%, maturity April 18, 2025)	16,500,000	10,726,772	11,421,305

CENT CLO 16, L.P.
CLO subordinated notes(5)(7), (Estimated yield 34.37%, maturity August 01, 2024)	10,500,000	7,247,086	6,720,000

CIFC Funding 2014-III, Ltd.
CLO income notes(5)(7), (Estimated yield 13.48%, maturity July 22, 2026)	11,000,000	6,954,206	6,380,000

CIFC Funding 2014, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 18.14%, maturity January 18, 2031)	8,500,000	4,842,680	4,675,000

Dryden 42 Senior Loan Fund
CLO subordinated notes(5)(7), (Estimated yield 15.52%, maturity July 15, 2027)	7,000,000	5,956,996	6,321,621

Dryden 49 Senior Loan Fund
CLO subordinated notes(5)(7), (Estimated yield 17.14%, maturity July 18, 2030)	4,925,000	4,131,936	4,186,250

Elevation CLO 2017-7, Ltd.
CLO subordinated notes(5)(7)(12)(13), (Estimated yield 19.04%, maturity July 15, 2030)	10,000,000	8,932,603	9,400,000

Golub Capital Partners CLO 35(B), Ltd.,
CLO subordinated notes(5)(7), (Estimated yield 12.07%, maturity July 20, 2029)	5,000,000	4,466,086	3,650,000

 (Continued on next page)

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2018

COMPANY/INVESTMENT(1)	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)(15)	% of Net Assets
Collateralized Loan Obligation – Equity Investments (continued)
Structured Finance (continued)
Halcyon Loan Advisors Funding 2015-1 Ltd.
CLO subordinated notes(5)(7), (Estimated yield 33.83%, maturity April 20, 2027)	$6,000,000	$3,276,305	$3,240,000

Hull Street CLO Ltd.
CLO subordinated notes(5)(7), (Estimated yield 1.90%, maturity October 18, 2026)	15,000,000	7,856,475	4,050,000

ICG US CLO 2016-1, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 8.77%, maturity July 29, 2028)	4,750,000	4,617,401	4,477,350

Ivy Hill Middle Market Credit VII, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 18.41%, maturity October 20, 2029)	5,400,000	4,444,425	3,907,190

Jamestown CLO III, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 19.03%, maturity January 15, 2026)	15,575,000	8,264,570	7,008,750

Jamestown CLO IV, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 24.38%, maturity July 15, 2026)	9,500,000	3,451,982	2,816,135

Jamestown CLO V, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 30.72%, maturity January 17, 2027)	8,500,000	3,222,943	2,975,000

Longfellow Place CLO, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 22.31%, maturity April 15, 2029)	14,640,000	6,917,669	7,457,165

Madison Park Funding X, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 10.83%, maturity January 20, 2025)	3,000,000	2,609,856	2,760,000

Madison Park Funding XXIX, Ltd.
CLO subordinated warehouse notes(5)(7)(10)(12), (Estimated yield 13.96%, maturity March 10, 2020)	1,125,000	1,125,000	1,125,000

Madison Park Funding XXX, Ltd. (fka: Edition Funding, Ltd.)
CLO subordinated warehouse notes(5)(7)(10)(12), (Estimated yield 12.40%, maturity October 22, 2018)	15,000,000	15,000,000	15,000,000

Madison Park Funding XXX, Ltd.
CLO subordinated notes(5)(7)(9)(12), (Estimated yield 17.97%, maturity April 15, 2029)	20,000,000	19,519,732	23,000,000

Midocean Credit CLO VI
CLO income notes(5)(7)(13), (Estimated yield 12.62%, maturity January 20, 2029)	24,700,000	20,527,363	19,760,000

Midocean Credit CLO VIII
CLO income notes(5)(7)(9)(12), (Estimated yield 23.02%, maturity February 20, 2031)	4,500,000	4,064,847	3,881,250

 (Continued on next page)

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2018

COMPANY/INVESTMENT(1)	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)(15)	% of Net Assets
Collateralized Loan Obligation – Equity Investments (continued)
Structured Finance (continued)
Mountain Hawk II CLO, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 16.49%, maturity July 20, 2024)	$25,670,000	$8,323,900	$3,850,500

North End CLO, Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 2.22%, maturity July 17, 2025)	8,500,000	240,079	53,975

Octagon Investment Partners 27, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 13.91%, maturity July 15, 2027)	5,000,000	3,929,029	3,879,527

Octagon Investment Partners 33, Ltd.
CLO subordinated notes(5)(7)(13), (Estimated yield 15.80%, maturity January 20, 2031)	12,850,000	12,517,927	12,593,000

OFSI Fund VII, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 13.74%, maturity October 18, 2026)	28,840,000	21,597,248	18,457,600

OFSI BSL IX, Ltd.
CLO preferred warehouse shares(5)(7)(10)(12), (Estimated yield 14.45%, maturity October 17, 2018)	10,000,000	10,000,000	10,000,000

OZLM XII, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 16.54%, maturity April 30, 2027)	6,750,000	4,309,531	4,792,500

OZLM XIV, Ltd.
CLO subordinated notes(5)(7)(13), (Estimated yield 14.04%, maturity January 15, 2029)	10,000,000	8,150,152	7,879,276

OZLM XIII, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 10.63%, maturity July 30, 2027)	4,000,000	3,071,586	3,000,000

Regatta III Funding Ltd.
CLO subordinated notes(5)(7), (Estimated yield 14.96%, maturity April 15, 2026)	3,750,000	1,613,480	1,486,900

Shackleton 2015-VII CLO, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 14.32%, maturity April 15, 2027)	10,500,000	8,373,870	7,908,270

Shackelton 2017-X CLO, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 14.04%, maturity April 20, 2029)	10,000,000	9,173,509	8,300,000

Shackelton 2017-XI CLO, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 14.12%, maturity August 15, 2030)	10,000,000	9,877,790	8,700,000

Sheridan Square CLO, Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 0.00%, maturity April 15, 2025)	3,300,000	168,235	49,500

 (Continued on next page)

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2018

COMPANY/INVESTMENT(1)	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)(15)	% of Net Assets
Collateralized Loan Obligation – Equity Investments (continued)
Structured Finance (continued)
Sound Point CLO VIII, Ltd.
CLO subordinated fee notes(8), (Maturity April 15, 2027)	$224,719	$202,247	$50,867

Telos CLO 2013-3, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 16.58%, maturity July 17, 2026)	14,332,210	9,357,671	8,312,682

Telos CLO 2013-4, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 22.68%, maturity January 17, 2030)	11,350,000	7,383,660	7,624,573

Telos CLO 2014-6, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 31.62%, maturity January 17, 2027)	6,250,000	4,081,042	3,952,891

THL Credit Wind River 2014-3 CLO Ltd.
CLO subordinated notes(5)(7), (Estimated yield 15.75%, maturity January 22, 2027)	18,530,000	14,314,561	15,009,300

THL Credit Wind River 2017-1 CLO Ltd.
CLO subordinated notes(5)(7)(13), (Estimated yield 14.27%, maturity April 18, 2029)	12,000,000	10,352,273	9,480,000

Tralee CLO IV, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 19.51%, maturity January 20, 2030)	13,270,000	11,905,245	12,075,700

Venture XIV CLO, Limited
CLO subordinated notes(5)(7), (Estimated yield 20.68%, maturity August 28, 2029)	11,000,000	6,422,426	6,050,000

Venture XV CLO, Limited
CLO subordinated notes(5)(7), (Estimated yield 13.97%, maturity July 15, 2028)	6,500,000	4,604,608	4,225,000

Venture XVII CLO, Limited
CLO subordinated notes(5)(7), (Estimated yield 20.62%, maturity July 15, 2026)	17,000,000	11,995,882	11,231,131

Venture XXI CLO, Limited
CLO subordinated notes(5)(7), (Estimated yield 26.07%, maturity July 15, 2027)	20,950,000	15,357,367	15,293,500

Venture XXX CLO, Limited
CLO subordinated notes(5)(7)(9)(12)(13), (Estimated yield 17.26%, maturity January 15, 2031)	15,200,000	14,170,369	14,440,000

Venture XXXIII CLO, Limited
CLO subordinated warehouse notes(5)(7)(10), (Estimated yield 12.30%, maturity March 21, 2019)	1,350,000	1,350,000	1,350,000

Wellfleet 2016-2 CLO, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 17.08%, maturity October 15, 2028)	10,000,000	8,389,057	8,400,000

 (Continued on next page)

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2018

COMPANY/INVESTMENT(1)	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)(15)	% of Net Assets
Collateralized Loan Obligation – Equity Investments (continued)
Structured Finance (continued)
Zais CLO 7, Limited
CLO subordinated notes(5)(7)(12), (Estimated yield 21.15%, maturity April 15, 2030)	$9,425,000	$7,817,376	$8,765,250

Zais CLO 8, Limited
CLO income notes(5)(7)(9), (Estimated yield 24.69%, maturity April 15, 2029)	3,000,000	2,563,861	2,850,000

Other CLO equity related investments
CLO other(8)		—	2,215,247
Total Structured Finance		$484,946,265	$469,868,313	162.06%
Total Collateralized Loan Obligation – Equity Investments		$484,946,265	$469,868,313	162.06%

Total Investments		$497,678,436	$482,573,271	166.44%

Cash and Cash Equivalents
First American Government Obligations Fund(14)		$20,334,222	$20,334,222

Total Cash and Cash Equivalents		$20,334,222	$20,334,222	7.0%

Total Investments, Cash and Cash Equivalents		$518,012,658	$502,907,493	173.4%

____________

(1)   We do not “control” and are not an “affiliate” of any of our portfolio companies, each as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). In general, under the 1940 Act, we would be presumed to “control” a portfolio company if we owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if we owned 5% or more of its voting securities.

(2)   Fair value is determined in good faith by the Board of Directors of the Fund.

(3)   Notes bear interest at variable rates.

(4)   Cost value reflects accretion of original issue discount or market discount.

(5)   Cost value reflects accretion of effective yield less any cash distributions received or entitled to be received from CLO equity investments.

(6)   The CLO secured notes generally bear interest at a rate determined by reference to three-month LIBOR which resets quarterly. For each CLO debt investment, the rate provided is as of March 31, 2018.

(7)   The CLO subordinated notes and income notes are considered equity positions in the CLO funds. Equity investments are entitled to recurring distributions which are generally equal to the remaining cash flow of the payments made by the underlying fund’s securities less contractual payments to debt holders and fund expenses. The estimated yield indicated is based upon a current projection of the amount and timing of these recurring distributions and the estimated amount of repayment of principal upon termination. Such projections are periodically reviewed and adjusted, and the estimated yield may not ultimately be realized.

(8)   Fair value represents discounted cash flows associated with fees earned from CLO equity investments.

(9)   Investment has not made inaugural distribution for relevant period end. See “Note 2. Summary of Significant Accounting Policies — Investment Income Recognition.”

(10) The subordinated shares represent an investment in a warehouse facility, which is a financing structure intended to aggregate loans that may be used to form the basis of a CLO vehicle.

(11) The CLO equity investment was optionally redeemed. See “Note 2. Summary of Significant Accounting Policies.”

(12) The CLO equity is co-invested with the Fund’s affiliates. See “Note 4. Related Party Transactions.”

(13) Securities held as collateral pursuant to repurchase agreement with Nomura Securities International, Inc. See “Note 8. Borrowings Related to Securities Sold Under Agreement to Repurchase.”

(14) Represents cash equivalents held in a money market account as of March 31, 2018.

(15) The fair value of the investment was determined using significant unobservable inputs. See “Note 3. Fair Value.”

(16) Aggregate investments represent greater than 5% of net assets.

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

STATEMENT OF OPERATIONS

Year Ended March 31, 2018
INVESTMENT INCOME
Income from securitization vehicles and investments	$71,119,319
Interest income – debt investments	1,599,949
Other income	2,096,504
Total investment income	74,815,772

EXPENSES
Interest expense	13,400,159
Investment advisory fees	8,557,407
Incentive fees	10,088,502
Professional fees	806,035
Administrator expense	599,866
Directors’ fees	289,000
General and administrative	438,497
Insurance expense	145,412
Transfer agent and custodian fees	136,899
Total expenses	34,461,777
Net investment income	40,353,995
Net change in unrealized depreciation on investments	(1,264,099)
Net realized loss on the redemption of mandatorily redeemable preferred stock	(1,709,991)
Net realized gain on investments	625,683
Net realized loss and net change in unrealized depreciation	(2,348,407)
Net increase in net assets resulting from operations	$38,005,588

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended March 31, 2018	Year Ended March 31, 2017
Increase in net assets from operations:
Net investment income	$40,353,995	$30,760,679
Net realized gain (loss) on investments	625,683	(5,632,210)
Net realized loss on the redemption of mandatorily redeemable preferred stock	(1,709,991)	(618,254)
Net change in unrealized (depreciation) appreciation on investments	(1,264,099)	80,691,611
Net increase in net assets resulting from operations	38,005,588	105,201,826
Distributions from net investment income	(35,198,279)	(49,601,273)
Tax return of capital distributions	(6,318,441)	—
Total distributions to stockholders	(41,516,720)	(49,601,273)

Capital share transaction:
Issuance of common stock (net of underwriting fees and offering costs $1,090,419 and $1,038,300, respectively)	61,392,800	43,800,085
Reinvestment of dividends	—	697,925
Net increase in net assets from capital share transactions	61,392,800	44,498,010

Total increase in net assets	57,881,668	100,098,563
Net assets at beginning of period	232,048,445	131,949,882
Net assets at end of period (including distributions in excess of net investment income of $10,162,655 and $25,671,409, respectively)	$289,930,113	$232,048,445

Capital share activity:
Shares issued	6,017,467	3,929,836
Shares issued from reinvestment of dividends	—	69,900
Net increase in capital share activity	6,017,467	3,999,736

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

STATEMENT OF CASH FLOWS

Year Ended March 31, 2018
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$38,005,588
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Amortization/accretion of discounts and premiums	(253,379)
Amortization of deferred issuance costs on mandatorily redeemable preferred stock	683,710
Accretion of discount on mandatorily redeemable preferred stock	560,324
Amortization of deferred offering costs on of common stock	386,698
Purchases of investments	(391,927,978)
Sales of investments	204,222,931
Repayments of principal and reductions to investment cost value	35,500,000
Net change in unrealized depreciation on investments	1,264,099
Net realized gain on investments	(625,683)
Net realized loss on the redemption of mandatorily redeemable preferred stock	1,709,991
Net reductions to CLO equity cost value	37,483,368
Decrease in distributions receivable	580,437
Increase in fee receivable	(5,326)
Increase in interest receivable	(9,067)
Increase in prepaid expenses and other assets	(8,951)
Increase in investment advisory fee payable	601,809
Increase in incentive fee payable	282,321
Increase in interest payable	529,958
Decrease in directors’ fees payable	(6,000)
Increase in administrator expense payable	9,090
Decrease in accrued offering costs	(78,275)
Decrease in accrued expenses	(52,653)
Net cash used in operating activities	(71,146,988)
CASH FLOWS FROM FINANCING ACTIVITIES
Distributions paid (net of dividend reinvestment plan of $0)	(41,516,720)
Proceeds from the issuance of common stock	62,483,219
Underwriting fees and offering costs for the issuance of common stock	(1,090,419)
Deferred offering costs	(277,751)
Redemption of mandatorily redeemable preferred stock	(50,504,475)
Proceeds from the issuance of mandatorily redeemable preferred stock	68,235,375
Borrowings related to securities sold under agreement to repurchase	42,493,500
Deferred issuance costs for the issuance of preferred stock	(2,359,378)
Net cash provided by financing activities	77,463,351

Net increase in cash and cash equivalents	6,316,363

Cash and cash equivalents, beginning of period	14,017,859

Cash and cash equivalents, end of period	$20,334,222

SUPPLEMENTAL DISCLOSURES
Cash paid for interest	$11,626,167
NON-CASH ACTIVITIES
Securities sold not settled	$5,602,679
Securities purchased not settled	$23,972,500

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2018

NOTE 1. ORGANIZATION

Oxford Lane Capital Corp. (“OXLC,” “we,” “us,” “our,” or the “Fund”) was incorporated under the General Corporation Laws of the State of Maryland on June 9, 2010. The Fund is a non-diversified closed-end management investment company that has registered under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, the Fund has elected to be treated for tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund’s investment objective is to maximize its portfolio’s risk adjusted total return, and it currently seeks to achieve its investment objective by investing in structured finance investments, specifically collateralized loan obligation (“CLO”) vehicles, which primarily own senior corporate debt securities.

OXLC’s investment activities are managed by Oxford Lane Management, LLC (“OXLC Management”), a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act.”) Oxford Funds, LLC (“Oxford Funds”), formerly BDC Partners, LLC, a related party, is the managing member of OXLC Management and serves as the administrator of OXLC. Under the investment advisory agreement with OXLC Management (the “Investment Advisory Agreement”), OXLC has agreed to pay OXLC Management an annual base management fee based on gross assets as well as an incentive fee based on its performance. For further detail please refer to “Note 4. Related Party Transactions.”

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The accompanying financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), include the accounts of the Fund. The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. Certain prior period figures have been reclassified from those originally published on Form N-CSR to conform to the current period presentation for comparative purposes. The Fund maintains its accounting records in U.S. dollars.

USE OF ESTIMATES

The financial statements have been prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates and such differences could be material.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations and provide indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based upon experience, the Fund expects the risk of loss to be remote.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents consist of demand deposits and cash held in a money market fund which contain investments with original maturities of three months or less. The Fund places its cash and cash equivalents with financial institutions and, at times, cash held in bank accounts may exceed the Federal Deposit Insurance Corporation (“FDIC”) insured limit. Cash equivalents are carried at cost or amortized cost which approximates fair value.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2018

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

INVESTMENT VALUATION

The Fund fair values its investment portfolio in accordance with the provisions of ASC 820, Fair Value Measurement and Disclosure. Estimates made in the preparation of OXLC’s financial statements include the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded. OXLC believes that there is no single definitive method for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments OXLC makes.

ASC 820-10 clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC 820-10 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820-10 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities in markets that are not active; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions. OXLC considers the attributes of current market conditions on an on-going basis and has determined that due to the general illiquidity of the market for its investment portfolio, whereby little or no market data exists.

Collateralized Loan Obligations — Debt and Equity

OXLC has acquired debt and equity positions in CLO investment vehicles and has purchased CLO warehouse facilities. These investments are special purpose financing vehicles. In valuing such investments, OXLC considers the indicative prices provided by a recognized industry pricing service as a primary source, and the implied yield of such prices, supplemented by actual trades executed in the market at or around period-end, as well as the indicative prices provided by the broker who arranges transactions in such investment vehicles. OXLC also considers those instances in which the record date for an equity distribution payment falls on or before the last day of the period, and the likelihood that a prospective purchaser would require a downward adjustment to the indicative price representing substantially all of the pending distribution. Additional factors include any available information on other relevant transactions, including firm bids and offers in the market and information resulting from bids-wanted-in-competition. In addition, OXLC considers the operating metrics of the specific investment vehicle, including compliance with collateralization tests, defaulted and restructured securities, and payment defaults, if any. OXLC Management or the Fund’s board of directors (the “Board of Directors”) may request an additional analysis by a third-party firm to assist in the valuation process of CLO investment vehicles. All information is presented to the Board of Directors for its determination of fair value of these investments.

Securities Sold Under Agreement to Repurchase

The Fund has entered into an agreement, whereby, it sold securities under agreements to be repurchased at an agreed-upon price and date. In such an agreement, the Fund accounts for this transaction as a collateralized financing transaction and is recorded at its contracted repurchase amount plus interest. The Fund’s securities sold under agreement to repurchase are carried at cost; which approximates fair value. Refer to “Note 8. Borrowings Related to Securities Sold Under Agreement to Repurchase” for further details.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2018

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

SHARE REPURCHASES

From time to time, the Board of Directors may authorize a share repurchase program under which shares of the Fund’s common stock are purchased in open market transactions. Since the Fund is incorporated in the State of Maryland, state law requires share repurchases to be accounted for as a share retirement. The cost of repurchased shares is charged against capital on the settlement date. There was no share repurchase program authorized for the year ended March 31, 2018.

PREFERRED STOCK

The Fund carries its mandatorily redeemable preferred stock at accreted cost on the Statement of Assets and Liabilities, and not fair value. Refer to “Note 7. Mandatorily Redeemable Preferred Stock” for further details.

PREPAID EXPENSES AND OTHER ASSETS

Prepaid expenses and other assets consist primarily of insurance costs.

INVESTMENT INCOME

Income from securitization vehicles and investments

Income from investments in the equity class securities of CLO vehicles (typically income notes or subordinated notes) is recorded using the effective interest method in accordance with the provisions of ASC 325-40 Beneficial Interests in Securitized Financial Assets, based upon an effective yield to the expected redemption utilizing estimated cash flows, including those CLO equity investments that have not made their inaugural distribution for the relevant period end. The Fund monitors the expected residual payments, and effective yield is determined and updated periodically, as needed. Accordingly, investment income recognized on CLO equity securities in the GAAP statement of operations differs from both the tax-basis investment income and from the cash distributions actually received by the Fund during the period.

The Fund also records income on its investments in certain securitization vehicles (or “CLO warehouse facilities”) based on a stated rate as per the underlying note purchase agreement or, if there is no stated rate, then an estimated rate is calculated using a base case model projecting the timing of the ramp-up of the CLO warehouse facility.

Interest Income — Debt Investments

Interest income is recorded on an accrual basis using the contractual rate applicable to each debt investment and includes the accretion of discounts and amortization of premiums. Discounts from and premiums to par value on securities purchased are accreted/amortized into interest income over the life of the respective security using the effective interest method. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortization of premiums, if any.

Generally, if the Fund does not expect the borrower to be able to service its debt and other obligations, the Fund will, on a discretionary basis, place the debt instrument on non-accrual status and will generally cease recognizing interest income on that loan for financial reporting purposes until all principal and interest have been brought current through payment or due to restructuring such that the interest income is deemed to be collectible. The Fund generally restores non-accrual loans to accrual status when past due principal and interest is paid and, in the Fund’s judgment, the payments are likely to remain current. As of March 31, 2018, the Fund had no non-accrual investments in its portfolio.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2018

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Other Income

Other income includes distributions from fee letters and success fees associated with portfolio investments. Distributions from fee letters are based upon a percentage of the collateral manager’s fees, and are recorded as other income when earned. The Fund may also earn success fees associated with its investments in CLO warehouse facilities, which are contingent upon a repayment of the warehouse by a permanent CLO securitization structure; such fees are earned and recognized when the repayment is completed.

U.S. FEDERAL INCOME TAXES

The Fund intends to operate so as to continue to qualify to be taxed as a RIC under Subchapter M of the Code and, as such, to not be subject to U.S. federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, OXLC is required to distribute at least 90% of its investment company taxable income, as defined by the Code.

Because U.S. federal income tax regulations differ from GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statement to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2018 tax returns. The Fund identifies its major tax jurisdictions as U.S Federal and Connecticut State. The Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next year.

Distributions

Our distribution policy is based upon our estimate of our distributable net investment income, which includes actual distributions from our CLO equity class investments, with further consideration given to our realized gains or losses on a taxable basis. Distributions from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which differ from GAAP. Distributions from net investment income, if any, are expected to be declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carry-forward, are typically distributed to stockholders annually. Distributions to stockholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund’s distribution reinvestment plan, unless the stockholder has elected to have them paid in cash.

Amounts required to be distributed reflect estimates made by the Fund. Distributions paid by the Fund in accordance with RIC requirements are subject to re-characterization for tax purposes.

SECURITIES TRANSACTIONS

Securities transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of specific identification.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2018

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

An optional redemption (“optionally redeemed”) feature of a CLO allows a majority of the holders of the equity securities issued by the CLO issuer, after the end of a specified non-call period, to cause the redemption of the secured notes issued by the CLO with proceeds of either the liquidation of the CLO’s assets or through a refinancing with new debt. The optional redemption is effectively a voluntary prepayment of the secured debt issued by the CLO prior to the stated maturity of such debt.

Distributions received on CLO equity investments which were optionally redeemed for which the cost basis has been reduced to zero are recorded as realized gains.

DEFERRED OFFERING COSTS ON COMMON STOCK

Deferred offering costs on common stock consist of fees and expenses incurred in connection with the registration and public offer and sale of the Fund’s common stock, including legal, accounting and printing fees. These costs are deferred at the time of incurrence and are subsequently charged as a reduction to capital when the offering takes place or as shares are issued. Deferred costs are periodically reviewed and expensed if the related registration statement is no longer active or if the offering is unsuccessful.

DEFERRED ISSUANCE COSTS ON MANDATORILY REDEEMABLE PREFERRED STOCK

Deferred issuance costs on mandatorily redeemable preferred stock consist of fees and expenses incurred in connection with the closing of preferred stock offerings, and are capitalized at the time of payment. These costs are amortized using the straight line method over the term of the respective preferred stock series. This amortization expense is included in interest expense in the Fund’s financial statements. Upon early termination of preferred stock, the remaining balance of unamortized fees related to such debt is accelerated into realized loss on redemption of mandatorily redeemable preferred stock on the Fund’s Statement of Operations. Deferred issuance costs are presented on the Statement of Assets and Liabilities as a direct deduction from the related debt liability.

NOTE 3. FAIR VALUE

The Fund’s assets measured at fair value on a recurring basis subject to the disclosure requirements of ASC 820-10 at March 31, 2018, were as follows:

	Fair Value Measurements at Reporting Date Using
Assets ($ in millions)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
CLO debt	$—	$—	$12.7	$12.7
CLO equity	—	—	469.9	469.9

Total investments at fair value	—	—	482.6	482.6
Cash equivalents	20.3	—	—	20.3
Total assets at fair value	$20.3	$—	$482.6	$502.9

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2018

NOTE 3. FAIR VALUE (cont.)

Financial Instruments Disclosed, But Not Carried, At Fair Value

The following table presents the carrying value and fair value of the Fund’s financial liabilities disclosed, but not carried at fair value as of March 31, 2018 and the level of each financial liability within the fair value hierarchy:

($ in millions)	Carrying Value	Fair Value	Level 1	Level 2	Level 3
Series 2023 Term Preferred Shares	$85.5	$91.7	$—	$91.7	$—
New Series 2024 Term Preferred Shares	66.2	69.6	—	69.6	—
Total	$151.7	$161.3	$—	$161.3	$—

Significant Unobservable Inputs for Level 3 Investments

In accordance with ASC 820-10, the following table provides quantitative information about the Fund’s Level 3 fair value measurements as of March 31, 2018. The Fund’s valuation policy, as described above, establishes parameters for the sources and types of valuation analysis, as well as the methodologies and inputs that the Fund uses in determining fair value. If the Board of Directors or OXLC Management determines that additional techniques, sources or inputs are appropriate or necessary in a given situation, such additional work may be undertaken. The weighted average calculations in the table below are based on the fair value within each respective valuation technique and methodology and asset category.

	Quantitative Information about Level 3 Fair Value Measurements
Assets	Fair Value as of March 31, 2018	Valuation Techniques/ Methodologies	Unobservable Input	Range/ Weighted Average(4)	Impact to Valuation from an Increase in Input(5)
	($ in millions)
CLO debt	$12.7	Market quotes	NBIB(1)	82.6%-93.1%/88.1%	NA
CLO equity	394.5	Market quotes	NBIB(1)	0.6%-115.0%/64.5%	NA
	4.5	Discounted cash flow	Discount rate	15.9%(2)	Decrease
	68.6	Yield Analysis	NBIB(1)	48.0%-95.0%/83.3%	NA
CLO equity – side letters	2.3	Discounted cash flow(3)	Discount rate(3)	11.4%-16.0%/15.2%	Decrease

Total Fair Value for Level 3 Investments	$482.6

____________

(1)   The Fund generally uses non-binding indicative bid (“NBIB”) prices provided by an independent pricing service or broker on or near the valuation date as the primary basis for the fair value determinations for CLO debt and equity investments, which may be adjusted for pending equity distributions as of the valuation date. These bid prices are non-binding, and may not be determinative of fair value. Each bid price is evaluated by the Board of Directors in conjunction with additional information compiled by OXLC Management, including performance and covenant compliance information as provided by the independent trustee.

(2)   Represents a single investment fair value position, and therefore the range/weighted average is not applicable.

(3)   The Fund will calculate the fair value of CLO equity side letters based upon the net present value of expected contractual payment streams discounted using estimated market yields for the equity tranche of the respective CLO vehicle. OXLC will also consider those investments in which the record date for an equity distribution payment falls on the last day of the period, and the likelihood that a prospective purchaser would require an adjustment to the transaction price representing substantially all of the pending distribution.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2018

NOTE 3. FAIR VALUE (cont.)

(4)   Weighted averages are calculated based on fair value of investments.

(5)   The impact on the fair value measurement of an increase in each unobservable input is in isolation. The discount rate is the rate used to discount future cash flows in a discounted cash flow calculation. An increase in discount rate, in isolation, would result in a decrease in a fair value measurement.

Significant increases or decreases in any of the unobservable inputs in isolation may result in a significantly lower or higher fair value measurement.

A reconciliation of the fair value of investments for the year ended March 31, 2018, utilizing significant unobservable inputs, is as follows:

($ in millions)	Collateralized Loan Obligation Debt Investments	Collateralized Loan Obligation Equity Investments	Total
Balance at March 31, 2017	$12.7	$344.1	$356.8
Realized gains included in earnings	1.8	(1.2)	0.6
Unrealized depreciation included in earnings	(0.2)	(1.1)	(1.3)
Amortization of discounts and premiums	0.3	—	0.3
Purchases	53.1	355.9	409.0
Repayments and sales	(55.0)	(190.3)	(245.3)
Reductions to CLO equity cost value(1)	—	(37.5)	(37.5)
Transfers in and/or out of level 3	—	—	—

Balance at March 31, 2018	$12.7	$469.9	$482.6

The amount of total gains for the period included in earnings attributable to the change in unrealized gains or losses related to our Level 3 assets still held at the reporting date and reported within the net change in unrealized gains or losses on investments in our Statement of Operations	$(0.1)	$(4.3)	$(4.4)

____________

(1)   Reduction to cost value on OXLC’s CLO equity investments represents the difference between distributions received, or entitled to be received, for the year ended March 31, 2018, of approximately $108.6 million and the effective yield interest income of approximately $71.1 million. A reduction to cost value is not made for CLO warehouse investments.

The Fund’s policy is to recognize transfers in and transfers out of valuation levels as of the beginning of the reporting period. There were no transfers among Level 1, Level 2 and Level 3 during the year ended March 31, 2018.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2018

NOTE 4. RELATED PARTY TRANSACTIONS

Effective September 9, 2010, the Fund entered into the Investment Advisory Agreement with OXLC Management, a registered investment adviser under the Advisers Act. Oxford Funds is the managing member of OXLC Management and serves as the administrator of OXLC.

Effective September 9, 2010, the Fund entered into an agreement (“Administration Agreement”) with Oxford Funds to serve as its administrator. Under the Administration Agreement, Oxford Funds performs, or oversees the performance of, the Fund’s required administrative services, which include, among other things, being responsible for the financial records which the Fund is required to maintain and for preparation of the reports to the Fund’s stockholders.

Pursuant to the Investment Advisory Agreement, the Fund has agreed to pay OXLC Management a fee for advisory and management services consisting of two components — a base management fee (the “Base Fee” or “Investment Advisory Fee”) and an incentive fee.

The base management fee is calculated at an annual rate of 2.00% of the Fund’s gross assets. For services rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of the Fund’s gross assets, at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial month or quarter will be appropriately pro-rated.

The incentive fee is calculated and payable quarterly in arrears based on the pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means income from securitization vehicles and investments, interest income from debt investments and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that are received from an investment) accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement to Oxford Funds, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes accrued income that OXLC has not yet received in cash, such as the amount of any market discount it may accrete on debt instruments purchased below par value. Pre-incentive fee net investment income does not include any realized or unrealized capital gains or losses, and the Fund could incur incentive fees in periods when there is a net decrease in net assets from operations. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a hurdle of 1.75% per quarter (7.00% annualized). For such purposes, the Fund’s quarterly rate of return is determined by dividing its pre-incentive net investment income by its reported net assets as of the prior period end. OXLC’s net investment income used to calculate the incentive fee is also included in the amount of its gross assets used to calculate the 2.00% base management fee. The Fund pays OXLC Management an incentive fee with respect to the Fund’s pre-incentive fee net investment income in each calendar quarter as follows:

•      No incentive fee in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the hurdle of 1.75%;

•      100% of pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle but is less than 2.1875% in any calendar quarter (8.75% annualized). The Fund refers to this portion of the pre-incentive fee net investment income (which exceeds the hurdle but is less than 2.1875%) as the “catch-up”. The “catch-up” is meant to provide the investment adviser with 20% of the pre-incentive fee net investment income as if a hurdle did not apply if the net investment income exceeds 2.1875% in any calendar quarter; and

•      20% of the amount of pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized) is payable to OXLC Management (once the hurdle is reached and the “catch-up” is achieved, 20% of all pre-incentive fee net investment income thereafter is allocated to OXLC Management).

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2018

NOTE 4. RELATED PARTY TRANSACTIONS (cont.)

There is no offset in subsequent quarters for any quarter in which an incentive fee is not earned. For the year ended March 31, 2018, the Fund recognized incentive fee expense of approximately $10.1 million. At March 31, 2018, the Fund had an incentive fee payable of approximately $2.7 million.

Oxford Funds assists the Fund in determining and publishing the Fund’s net asset value, overseeing the preparation and filing of the Fund’s tax returns and the printing and dissemination of reports to the Fund’s stockholders, and generally overseeing the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others. Payments under the Administration Agreement are equal to an amount based upon the Fund’s allocable portion of Oxford Funds’ overhead in performing its obligations under the Administration Agreement, including rent, and the Fund’s allocable portion of the compensation of the Fund’s chief financial officer and any administrative support staff, including accounting personnel. Other expenses that are paid by the Fund include legal, compliance, audit and tax services, market data services, excise taxes, if any, and miscellaneous office expenses. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. The costs associated with the functions performed by OXLC’s chief compliance officer are paid indirectly by the Fund pursuant to the terms of an agreement between the Fund and Alaric Compliance Services, LLC.

The independent directors receive an annual fee of $75,000. In addition, the independent directors receive $2,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Board of Directors meeting, $1,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Valuation Committee meeting and $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Audit Committee meeting. The Chairman of the Audit Committee also receives an additional annual fee of $10,000. No compensation is paid to directors who are interested persons of the Fund as defined in the 1940 Act.

Certain directors, officers and other related parties, including members of OXLC Management, owned, directly or indirectly, an aggregate 2.0% of the common stock of the Fund at March 31, 2018.

Co-Investment Exemptive Relief

On June 14, 2017, the SEC issued an order permitting OXLC and certain of its affiliates to complete negotiated co-investment transactions in portfolio companies, subject to certain conditions (the “Order”). Subject to satisfaction of certain conditions to the Order, OXLC and certain of its affiliates are now permitted, together with any future business development companies, registered closed-end funds and certain private funds, each of whose investment adviser is OXLC’s investment adviser or an investment adviser controlling, controlled by, or under common control with OXLC’s investment adviser, to co-invest in negotiated investment opportunities where doing so would otherwise be prohibited under the 1940 Act, providing OXLC’s stockholders with access to a broader array of investment opportunities.

Pursuant to the Order, OXLC is permitted to co-invest in such investment opportunities with its affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of its independent directors make certain conclusions in connection with a co-investment transaction, including, but not limited to, that (1) the terms of the potential co-investment transaction, including the consideration to be paid, are reasonable and fair to OXLC and its stockholders and do not involve overreaching in respect of OXLC or its stockholders on the part of any person concerned, and (2) the potential co-investment transaction is consistent with the interests of OXLC’s stockholders and is consistent with OXLC’s then-current investment objective and strategies.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2018

NOTE 5. CONCENTRATION OF CREDIT RISK

The Fund places its cash in an overnight money market account and, at times, cash and cash equivalents may exceed the Federal Deposit Insurance Corporation insured limit. In addition, the Fund’s portfolio may be concentrated in a limited number of investments, which will subject the Fund to a risk of significant loss if any of these investments defaults on its obligations if those sectors experience a market downturn.

NOTE 6. DISTRIBUTIONS

For the year ended March 31, 2018, the Fund declared and paid distributions on common stock of $1.605 per share, or $41,516,720. The Fund declared and paid distributions on common stock of $2.40 per share, or $49,601,273, for the year ended March 31, 2017. The tax character of distributions paid for the year ended March 31, 2018 represented, on an estimated basis, $35,198,279 from ordinary income and $6,318,441 from tax return of capital. The tax character of distributions paid for the year ended March 31, 2017 represented $49,601,273 from ordinary income with no return of capital.

For the year ended March 31, 2018 and the year ended March 31, 2017 the Fund also declared and paid dividends on preferred stock of $11,626,167 and $9,947,082, respectively. The tax character of distributions paid on preferred stock represented ordinary income.

Pursuant to the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.

For the fiscal year ended March 31, 2018, the Fund had available $58,073,106 of long-term capital losses, which can be used to offset future capital gains. These losses represent post-RIC modernization losses not subject to expiration. Under the current law, capital losses related to securities realized after October 31 and prior to the Fund’s fiscal year end may be deferred as occurring the first day of the following fiscal year. For the fiscal year ended March 31, 2018, the Fund had no losses to defer.

As of March 31, 2018, the estimated components of accumulated earnings on a tax basis were as follows:

Distributable ordinary income	$—
Distributable long-term capital gains (capital loss carry forward)	(58,073,106)
Unrealized depreciation on investments	(24,839,133)
Other timing differences	(7,750)

The tax basis components of accumulated earnings differ from the amounts reflected in the Statement of Assets and Liabilities due to temporary book/tax differences primarily arising from investments in CLO equity investments and permanent book/tax differences attributable to CLO equity investments. For the year ended March 31, 2018, the permanent differences between financial and tax reporting were due to basis adjustments on the sale of CLO equity investments, resulting in a increase of distributions in excess of investment income of $10,927,988, and a decrease in accumulated net realized loss on investments of $352,055. These amounts will be finalized before filing the federal tax return.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2018

NOTE 6. DISTRIBUTIONS (cont.)

As of March 31, 2018, the aggregate gross unrealized appreciation for tax purposes was $21,629,175, and aggregate gross unrealized depreciation was $46,468,308. For tax purposes, the cost basis of the portfolio investments at March 31, 2018 was $507,412,404.

For the fiscal year ended March 31, 2017, the Fund had available $49,584,288 of long-term capital losses, which can be used to offset future capital gains. These losses represent post-RIC modernization losses not subject to expiration. Under the current law, capital losses related to securities realized after October 31 and prior to the Fund’s fiscal year end may be deferred as occurring the first day of the following fiscal year. For the fiscal year ended March 31, 2017, the Fund deferred such losses in the amount of $7,048,829, which is comprised of long-term losses.

As of March 31, 2017, the estimated components of accumulated earnings on a tax basis were as follows:

Distributable ordinary income	$2,881,975
Distributable long-term capital gains (capital loss carry forward)	(49,584,288)
Unrealized depreciation on investments	(42,543,339)
Other timing differences	(7,057,579)

The tax basis components of accumulated earnings differ from the amounts reflected in the Statement of Assets and Liabilities due to temporary book/tax differences primarily arising from investments in CLO equity investments and permanent book/tax differences attributable to non-deductible excise taxes. For the year ended March 31, 2017, the permanent differences between financial and tax reporting were due to basis adjustments on the sale of CLO equity investments, resulting in a decrease of distributions in excess of investment income, and an increase in accumulated net realized loss on investments of $5,178,533. These amounts will be finalized before filing the federal tax return.

As of March 31, 2017, the aggregate gross unrealized appreciation for tax purposes was $23,485,430, and aggregate gross unrealized depreciation was $66,028,769. For tax purposes, the cost basis of the portfolio investments at March 31, 2017 was $399,298,798.

NOTE 7. MANDATORILY REDEEMABLE PREFERRED STOCK

The Fund has authorized 10 million shares of mandatorily redeemable preferred stock, at a par value of $0.01 per share, and had 6,345,416 shares issued and outstanding at March 31, 2018. Since 2012 and through June 2017, the Fund completed underwritten public offerings of its 7.50% Series 2023 Term Preferred Shares (the “Series 2023 Shares”); 8.125% Series 2024 Term Preferred Shares (the “Series 2024 Shares”) and 6.75% Series 2024 Term Preferred Shares (the “New Series 2024 Shares”), collectively the “Term Preferred Shares” or “Term Shares”. The Fund is required to redeem all of the outstanding Term Preferred Shares on their respective redemption dates, at a redemption price equal to $25 per share plus an amount equal to accumulated but unpaid dividends, if any, to the date of the redemption. OXLC cannot effect any amendment, alteration, or repeal of the Fund’s obligation to redeem all of the Term Shares without the prior unanimous vote or consent of the holders of such Term Shares. At any time on or after the optional redemption date, at the Fund’s sole option, the Fund may redeem the Term Shares at a redemption price per share equal to the sum of the $25 liquidation preference per share plus an amount equal to accumulated but unpaid dividends, if any, on such Term Shares. The Fund, with the authorization by the Board of Directors, may repurchase any of the Term Preferred Shares from time to time in the open market and effectively extinguish the debt.

On March 21, 2016, the Fund announced a program for the purpose of repurchasing up to $25 million worth of the outstanding shares of the Series 2023 Shares and up to $25 million worth of the outstanding shares of the Series 2024 Shares. Under this repurchase program, the Fund repurchased 609,537 shares of the Series 2023 Shares, at an average price of $25.20 per share, and 2,712 shares of the Series 2024 Shares, at an average price of $25.40 per share, for the year ended March 31, 2017. In connection with the repurchased Series 2023 Shares, the Fund realized a net redemption loss of approximately $615,000, consisting of previously unamortized deferred issuance costs of approximately $490,000, in addition to repurchases at a net premium to par of approximately $125,000. In connection with the repurchased Series 2024 Shares, the

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2018

NOTE 7. MANDATORILY REDEEMABLE PREFERRED STOCK (cont.)

Fund realized a net redemption loss of approximately $3,000, consisting of previously unamortized deferred issuance costs of approximately $2,000, in addition to repurchases at a net premium to par of approximately $1,000.

On March 14, 2017, the Fund entered into an equity distribution agreement to sell, through an “at-the-market” offering, up to 600,000 shares of the Fund’s Series 2023 Shares and up to 600,000 shares of the Fund’s Series 2024 Shares. The Fund sold a total of 600,000 shares of its Series 2023 Shares and 1,300 shares of its Series 2024 Shares pursuant to the “at-the-market” offering during the year ended March 31, 2017. The total amount of net proceeds raised under this “at-the-market” offering was approximately $15.0 million after deducting the sales agent’s commissions and offering expenses.

On June 14, 2017, the Fund completed an underwritten public offering of 2,729,415 shares of its newly designated New Series 2024 Shares at a public offering price of $25 per share, raising $68.2 million in gross proceeds. The New Series 2024 Shares are listed on the NASDAQ Global Select Market and trade under the symbol “OXLCM”.

On July 14, 2017 (the “Redemption Date”), the Fund redeemed all of the issued and outstanding shares (an aggregate of 2,020,179 shares) of the Series 2024 Shares for a redemption price of $25 per share plus $0.07336 in accrued but unpaid dividends per share to the Redemption Date, for an aggregate redemption price of $25.07336 per share. In connection with the July 14, 2017 redemption of approximately $50.5 million of the Series 2024 Shares, the Fund incurred redemption costs of approximately $1.7 million, which consisted of accelerated deferred issuance costs. The accelerated deferred issuance costs are recorded within net realized loss on the redemption of mandatorily redeemable preferred stock in the Statement of Operations.

The Fund’s Term Preferred Share activity for the year ended March 31, 2018, was as follows:

	Series 2023 Term Preferred Shares	Series 2024 Term Preferred Shares(1)	New Series 2024 Term Preferred Shares	Total
Shares outstanding at March 31, 2017	3,616,001	2,020,179	—	5,636,180
Shares issued	—	—	2,729,415	2,729,415
Shares redeemed	—	(2,020,179)	—	(2,020,179)
Shares outstanding at March 31, 2018	3,616,001	—	2,729,415	6,345,416

____________

(1)   On July 14, 2017, OXLC redeemed all of the 2,020,179 Series 2024 Term Preferred Shares issued and outstanding.

The Fund’s Term Preferred Share balances as of March 31, 2018, were as follows:

	Series 2023 Term Preferred Shares	Series 2024 Term Preferred Shares(2)	New Series 2024 Term Preferred Shares	Total
Principal value	$90,400,025	$—	$68,235,375	$158,635,400
Deferred issuance cost	(1,835,614)	—	(2,086,702)	(3,922,316)
Discount	(3,030,655)	—	—	(3,030,655)
Carrying value	$85,533,756	$—	$66,148,673	$151,682,429
Fair value(1)	$91,701,785	$—	$69,600,083	$161,301,868
Fair value price per share(1)	$25.36	$—	$25.50	—

____________

(1)   Represents the March 31, 2018 closing market price per share of each respective series of Term Preferred Shares on the NASDAQ Global Select Market.

(2)   On July 14, 2017, OXLC redeemed all of the 2,020,179 Series 2024 Term Preferred Shares issued and outstanding.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2018

NOTE 7. MANDATORILY REDEEMABLE PREFERRED STOCK (cont.)

The terms of the Fund’s Term Preferred Share offerings are as set forth in the table below:

	Series 2023 Term Preferred Shares	Series 2024 Term Preferred Shares(1)	New Series 2024 Term Preferred Shares
Offering price per share	$25.00	$25.00	$25.00
Term redemption date	June 30, 2023	June 30, 2024	June 30, 2024
Term redemption price per share	$25.00	$25.00	$25.00
Optional redemption date	June 30, 2016	June 30, 2017	June 30, 2020
Stated interest rate	7.50%	8.13%	6.75%

____________

(1)   On July 14, 2017, OXLC redeemed all of the 2,020,179 Series 2024 Term Preferred Shares issued and outstanding.

The Fund’s Term Preferred Shares had no accrued interest payable at March 31, 2018. Deferred issuance costs represent underwriting fees and other direct costs incurred that are related to the Fund’s Term Preferred Shares. As of March 31, 2018, OXLC had a deferred debt issuance cost balance of approximately $3.9 million related to the Term Preferred Share issuances. Aggregate net discount on the Series 2023 Shares at the time of issuance totaled approximately $5.3 million. As of March 31, 2018, OXLC had an unamortized discount balance of approximately $3.0 million. These amounts are being amortized and are included in interest expense in the Statement of Operations over the term of the respective shares. The realized loss on redemption of debt incurred in prior periods was reclassified from Interest expense in the Statement of Operations to conform with the current period presentation.

The table below summarizes the components of interest expense, effective interest rates and cash paid on the Term Preferred Shares for the year ended March 31, 2018:

	Series 2023 Term Preferred Shares	Series 2024 Term Preferred Shares(3)	New Series 2024 Term Preferred Shares	Total
Stated interest expense(1)	$6,780,002	$1,174,249	$3,671,916	$11,626,167
Amortization of deferred issuance costs	349,448	70,557	263,704	683,709
Discount expense	560,323	—	—	560,323
Total interest expense	$7,689,773	$1,244,806	$3,935,620	$12,870,199

Effective interest rate(2)	8.51%	8.57%	7.23%	8.03%
Cash paid for interest	$6,780,002	$1,174,249	$3,671,916	$11,626,167

____________

(1)   Stated interest is composed of distributions declared and paid of approximately $11.6 million for the year ended March 31, 2018.

(2)   Represents the weighted average effective rate for each respective series of Term Preferred Shares.

(3)   On July 14, 2017, OXLC redeemed all of the 2,020,179 Series 2024 Term Preferred Shares issued and outstanding.

NOTE 8. BORROWINGS RELATED TO SECURITIES SOLD UNDER AGREEMENT TO REPURCHASE

On January 2, 2018, the Fund entered into a Master Repurchase Agreement (“MRA”) with Nomura Securities International, Inc. (“Nomura”). Pursuant to the MRA and a transaction confirmation, Oxford Lane entered into a repurchase transaction (the “Repo”) with Nomura pursuant to which the Fund sold CLO securities to Nomura with a market value of approximately $106.2 million, at January 2, 2018, for a purchase price of approximately $42.5 million. At the end of the Repo term, the Fund is obligated to repurchase those securities from Nomura, and Nomura is obligated to sell the securities to the

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2018

NOTE 8. BORROWINGS RELATED TO SECURITIES SOLD UNDER AGREEMENT TO REPURCHASE (cont.)

Fund, for the original purchase price of $42.5 million plus accrued but unpaid funding costs. The Repo has a nine-month term, from trade date, that may be extended by mutual agreement. The Repo has a funding cost of 3-month LIBOR plus 3.35 percent per annum, which may be adjusted in the event of an extension of the Repo term. The Fund treats the transaction as a secured financing for financial reporting purposes in accordance with GAAP.

As of March 31, 2018, and pursuant to the terms of the MRA with Nomura, the Fund had an interest payable of approximately $0.5 million.

The following table presents information about certain assets and liabilities representing financial instruments as of March 31, 2018:

	Gross and Net amounts presented in the Statement	Amounts not offset in the Statement of Assets and Liabilities
($ in millions)	of Assets and Liabilities	Financial instruments	Securities collateral	Net amount
Liabilities
Securitites sold under agreements to repurchase	$(42.5)	$—	$42.5	$—
	$(42.5)	$—	$42.5	$—

The following table summarizes the Fund’s outstanding borrowings by remaining maturity as of March 31, 2018:

($ in millions)	Remaining Contractual Maturity of the Agreements
Remaining Maturity	Overnight and Continuous	Up to 30 days	30 - 90 days	Greater Than 90 days	Total
Borrowings related to securities sold under agreement to repurchase
CLO equity investments	$—	$—	$—	$42.5	$42.5
Total borrowings related to securities sold under agreement to repurchase	$—	$—	$—	$42.5	$42.5

NOTE 9. PURCHASES, SALES AND REPAYMENTS OF SECURITIES

Purchases of securities totaled approximately $409.0 million, comprised of approximately $385.0 million of purchases for the year ended March 31, 2018 and approximately $24.0 million of purchases unsettled as of March 31, 2018. The Fund’s sales and repayments of securities totaled approximately $245.3 million, comprised of approximately $204.2 million of sales, approximately $5.6 million of securities sold not settled, and approximately $35.5 million of repayments, excluding short-term investments, for the year ended March 31, 2018.

NOTE 10. COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund enters into a variety of undertakings containing a variety of warranties and indemnifications that may expose the Fund to some risk of loss. The risk of future loss arising from such undertakings, while not quantifiable, is expected to be remote.

As of March 31, 2018, the Fund had three commitments to fund an additional $21.4 million of Madison Park XXIX Ltd. Subordinated Warehouse Notes, an additional $7.1 million of Venture 33 CLO, Ltd. Subordinated Warehouse Notes, and an additional $2.5 million of OFSI BSL IX, Ltd. Preferred Warehouse Shares.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2018

NOTE 10. COMMITMENTS AND CONTINGENCIES (cont.)

The Fund is not currently subject to any material legal proceedings. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Fund’s rights under contracts with its portfolio companies. While the outcome of these legal proceedings, if any, cannot be predicted with certainty, the Fund does not expect that these proceedings will have a material effect upon its financial condition or results of operations.

NOTE 11. INDEMNIFICATION

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these agreements cannot be known, however, the Fund expects any risk of loss to be remote.

NOTE 12. FINANCIAL HIGHLIGHTS

Financial highlights for the years ended March 31, 2018, 2017, 2016, 2015 and 2014 are as follows:

	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014
Per Share Data
Net asset value at beginning of period	$10.20	$7.04	$14.08	$16.26	$16.20
Net investment income(1)	1.61	1.54	1.64	1.37	1.24
Net realized and unrealized (losses) gains(2)	(0.12)	3.87	(6.28)	(1.14)	1.85
Total from investment operations	1.49	5.41	(4.64)	0.23	3.09
Distributions per share from net investment income(3)	(1.36)	(2.40)	(2.44)	(2.26)	(1.97)
Distributions per share from realized gain on investments(3)	—	—	—	(0.14)	(0.38)
Tax return of capital distributions(3)	(0.25)	—	—	—	—
Distributions per share based on weighted average share impact(3)	(0.05)	(0.09)	(0.06)	(0.02)	(0.51)
Total distributions(3)	(1.66)	(2.49)	(2.50)	(2.42)	(2.86)
Effect of shares issued/repurchased, net of underwriting expense(4)	0.06	0.25	0.11	0.02	(0.13)
Effect of offering costs(4)	(0.01)	(0.01)	(0.01)	(0.01)	(0.04)
Effect of shares issued/repurchased, net(4)	0.05	0.24	0.10	0.01	(0.17)
Net asset value at end of period	$10.08	$10.20	$7.04	$14.08	$16.26
Per share market value at beginning of period	$11.13	$8.45	$14.82	$16.70	$15.98
Per share market value at end of period	$10.13	$11.13	$8.45	$14.82	$16.70
Total return(5)	6.41%	66.38%	(28.97)%	3.34%	20.23%
Shares outstanding at end of period	28,768,899	22,751,432	18,751,696	15,972,381	15,240,729

Ratios/Supplemental Data
Net assets at end of period (000’s)	$289,930	$232,048	$131,950	$224,933	$247,829
Average net assets (000’s)	$254,893	$173,005	$185,211	$239,703	$154,112
Ratio of net investment income to average daily net assets	15.83%	17.78%	15.57%	8.88%	6.55%
Ratio of expenses to average daily net assets	13.52%	15.71%	16.60%	10.58%	8.38%
Portfolio turnover rate(6)	53.42%	69.08%	32.02%	69.05%	28.81%

____________

(1)   Represents net investment income per share for the period, based upon average shares outstanding.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2018

NOTE 12. FINANCIAL HIGHLIGHTS (cont.)

(2)   Net realized and unrealized capital gains and losses based upon average shares outstanding include adjustments to reconcile change in net asset value per share.

(3)   Management monitors available taxable earnings, including net investment income and realized capital gains, to determine if a tax return of capital may occur for the year. To the extent the Fund’s taxable earnings fall below the total amount of the Fund’s distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to the Fund’s stockholders. The ultimate tax character of the Fund’s earnings cannot be determined until tax returns are prepared after the end of the fiscal year. The information provided is based on estimates available at respective fiscal year end.

(4)   Based on actual shares outstanding for the period end and calculated using the respective prior quarter’s ending per share net asset value. For the year ending March 31, 2014, the effect of shares issued was updated to conform with current period presentation for comparative purposes.

(5)   Total return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the market price as of the beginning of the period, and that distribution, capital gains and other distributions were reinvested as provided for in the Fund’s distribution reinvestment plan, excluding any discounts, and that the total number of shares were sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund.

(6)   Portfolio turnover rate is calculated using the lesser of the year-to-date purchases or sales and repayments of investments divided by the monthly average of the fair value of total investments. Exclude from both numerator and denominator, the fair value of all investments whose maturity date was one year or less.

NOTE 13. RISKS AND UNCERTAINTIES

The U.S. capital markets have experienced periods of volatility and disruption. Disruptions in the capital markets tend to increase the spread between the yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. The Fund believes these conditions may reoccur in the future. A prolonged period of market illiquidity may have an adverse effect on the Fund’s business, financial condition and results of operations. Adverse economic conditions could also limit the Fund’s access to the capital markets or result in a decision by lenders not to extend credit to the Fund. These events could limit the Fund’s investment purchases, limit the Fund’s ability to grow and negatively impact the Fund’s operating results.

OXLC Management’s investment team also presently manages the portfolios of Oxford Square Capital Corp., a publicly-traded business development company that invests principally in the debt of U.S.-based companies. Additionally, the OXLC Management’s investment team manages the portfolio of Oxford Bridge, LLC, a limited liability company that invests principally in the equity of CLOs. In certain instances, the Fund may co-invest on a concurrent basis with affiliates of its investment adviser, subject to compliance with applicable regulations and regulatory guidance and our written allocation policies. On June 14, 2017, the Securities and Exchange Commission issued the Order permitting us and certain of our affiliates to complete negotiated co-investment transactions in portfolio companies, subject to certain conditions. Subject to satisfaction of certain conditions to the Order, we and certain of our affiliates are now permitted, together with any future business development companies, registered closed-end funds and certain private funds, each of whose investment adviser is our investment adviser or an investment adviser controlling, controlled by, or under common control with our investment adviser, to co-invest in negotiated investment opportunities where doing so would otherwise be prohibited under the 1940 Act, providing our stockholders with access to a broader array of investment opportunities. Pursuant to the Order, we are permitted to co-invest in such investment opportunities with our affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including, but not limited to, that (1) the terms of the potential co-investment transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching in respect of us or our stockholders on the part of any person concerned, and (2) the potential co-investment transaction is consistent with the interests of our stockholders and is consistent with our then-current investment objective and strategies.

Given the structure of the Fund’s Investment Advisory Agreement with OXLC Management, any general increase in interest rates will likely have the effect of making it easier for OXLC Management to meet the quarterly hurdle rate for payment of net investment income incentive fees under the Investment Advisory Agreement without any additional increase in relative performance on the part of the Fund’s investment adviser. In addition, in view of the catch-up provision applicable

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2018

NOTE 13. RISKS AND UNCERTAINTIES (cont.)

to income incentive fees under the Investment Advisory Agreement, OXLC Management could potentially receive a significant portion of the increase in the Fund’s investment income attributable to such a general increase in interest rates. If that were to occur, the Fund’s increase in net earnings, if any, would likely be significantly smaller than the relative increase in OXLC Management’s net investment income incentive fee resulting from such a general increase in interest rates.

The Fund’s portfolio consists of equity and junior debt investments in CLO vehicles, which involve a number of significant risks. CLO vehicles are typically highly levered, and therefore the junior debt and equity tranches that the Fund invests in are subject to a higher degree of risk of total loss. As of March 31, 2018, the CLO vehicles in which the Fund was invested had average leverage of 10.6 times and ranged from approximately 6.2 times to 12.7 times levered. In particular, investors in CLO vehicles indirectly bear risks of the underlying debt investments held by such CLO vehicles.

The Fund generally has the right to receive payments only from the CLO vehicles, and generally does not have direct rights against the underlying borrowers or the entity that sponsored the CLO vehicle. While the CLO vehicles the Fund targets generally enable the investor to acquire interests in a pool of senior loans without the expenses associated with directly holding the same investments, the Fund generally pays a proportionate share of the CLO vehicles’ administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying CLO vehicles will rise or fall, these prices (and, therefore, the prices of the CLO vehicles) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. The failure by a CLO vehicle in which we invest to satisfy certain financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in its payments to us. In the event that a CLO vehicle fails certain tests, holders of debt senior to us may be entitled to additional payments that would, in turn, reduce the payments we would otherwise be entitled to receive. Separately, OXLC may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting CLO vehicle or any other investment we may make. If any of these occur, it could materially and adversely affect the Fund’s operating results and cash flows.

The interests the Fund has acquired in CLO vehicles are generally thinly traded or have only a limited trading market. CLO vehicles are typically privately offered and sold, even in the secondary market. As a result, investments in CLO vehicles may be characterized as illiquid securities. In addition to the general risks associated with investing in debt securities, CLO vehicles carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the fact that the Fund’s investments in CLO tranches will likely be subordinate to other senior classes of note tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the CLO vehicle or unexpected investment results. The Fund’s net asset value may also decline over time if the Fund’s principal recovery with respect to CLO equity investments is less than the price that the Fund paid for those investments.

Section 941 of the Dodd-Frank Wall Street Reform and Consumer Protection Act added a provision to the Securities Exchange Act of 1934, as amended, requiring the seller, sponsor or securitizer of a securitization vehicle to retain no less than five percent of the credit risk in assets it sells into a securitization and prohibiting such securitizer from directly or indirectly hedging or otherwise transferring the retained credit risk. The responsible federal agencies adopted final rules implementing these restrictions on October 22, 2014. The risk retention rules became effective with respect to CLOs two years after publication in the Federal Register. Under the final rules, the asset manager of a CLO is considered the sponsor of a securitization vehicle and is required to retain five percent of the credit risk in the CLO, which may be retained horizontally in the equity tranche of the CLO or vertically as a five percent interest in each tranche of the securities issued by the CLO. Although the final rules contain an exemption from such requirements for the asset manager of a CLO if, among other things, the originator or lead arranger of all of the loans acquired by the CLO retain such risk at the asset level and, at origination of such asset, takes a loan tranche of at least 20% of the aggregate principal balance, it is possible that the originators and lead arrangers of loans in this market will not agree to assume this risk or provide such retention at origination of the asset in a manner that would provide meaningful relief from the risk retention requirements for CLO managers.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2018

NOTE 13. RISKS AND UNCERTAINTIES (cont.)

The Fund believes that the U.S. risk retention requirements imposed for CLO managers under Section 941 of the Dodd-Frank Wall Street Reform and Consumer Protection Act has created some uncertainty in the market in regard to future CLO issuance. Given that certain CLO managers may require capital provider partners to satisfy this requirement, the Fund believes that this may create additional opportunities (and additional risks) for the Fund in the future.

On February 9, 2018, a panel of the United States Court of Appeals for the District of Columbia Circuit ruled that the federal agencies exceeded their authority under the Dodd-Frank Wall Street Reform and Consumer Protection Act in adopting the final rules as applied to asset managers of open-market CLOs. The agencies can request that the full court rehear the case, and if the full court agrees to rehear the case, there can be no assurance as to how long the court will take to issue its decision or whether the full court will reach the same ruling as that of the panel. The agencies also have the right to appeal the ruling to the United States Supreme Court. Pending resolution of any such rehearing or appeal, the final rules continue to apply to asset managers of open-market CLOs. If the ruling is not reversed, it will have retroactive effect on all existing open-market CLOs. We are in the process of reviewing this decision and its ultimate impact on our business.

Further, to the extent income from the Fund’s CLO equity investments (which the Fund expects to decline as those vehicles deleverage after the end of their respective reinvestment periods) declines or if the Fund transitions its portfolio into lower yielding investments, the Fund’s ability to pay future distributions may be harmed.

An increase in LIBOR would materially increase the CLO vehicles’ financing costs. However, since most of the collateral positions within the CLO investments have LIBOR floors below LIBOR currently, there may be corresponding increases in investment income with an increase in LIBOR.

OXLC Management anticipates that the CLO vehicles in which the Fund invests may constitute “passive foreign investment companies” (“PFICs”). If the Fund acquires shares in a PFIC (including equity tranche investments in CLO vehicles that are PFICs), the Fund may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its stockholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require the Fund to recognize its share of the PFIC’s income for each year regardless of whether the Fund receives any distributions from such PFIC. The Fund must nonetheless distribute such income to maintain its tax treatment as a RIC.

If the Fund holds more than 10% of the shares in a foreign corporation that is treated as a controlled foreign corporation (“CFC”) (including equity tranche investments in a CLO vehicle treated as a CFC), the Fund may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to the Fund’s pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains). If the Fund is required to include such deemed distributions from a CFC in the Fund’s income, it will be required to distribute such income to maintain its RIC tax treatment regardless of whether or not the CFC makes an actual distribution during such year.

We may be required to include in our income our proportionate share of the income of certain CLO investments to the extent that such CLOs are PFICs for which we have made a qualifying electing fund (“QEF”) election or are CFCs. To qualify as a RIC, we must, among other thing, derive in each taxable year at least 90% of our gross income from certain sources specified in the Code (the “90% Income Test”). Although the Code generally provides that the income inclusions from a QEF or a CFC will be “good income” for purposes of this 90% Income Test to the extent that the QEF or the CFC distributes such income to us in the same taxable year to which the income is included in our income, the Code does not specifically provide whether these income inclusions would be “good income” for this 90% Income Test if we do not receive distributions from the QEF or CFC during such taxable year. The IRS has issued a series of private rulings in which it has concluded that all income inclusions from a QEF or a CFC included in a RIC’s gross income would constitute “good income” for purposes of the 90% Income Test. Such rulings are not binding on the IRS except with respect to the taxpayers to whom such rulings were issued. Accordingly, under current law, we believe that the income inclusions from a CLO that is a QEF or a CFC would be “good income” for purposes of the 90% Income Test. On September 28, 2016, the IRS and U.S. Treasury Department issued proposed regulations that provide that the income inclusions from a QEF or a CFC would not be good income for purposes of the 90%

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2018

NOTE 13. RISKS AND UNCERTAINTIES (cont.)

Income Test unless the Fund receives a cash distribution from such entity in the same year attributable to the included income. If such income were not considered “good income” for purposes of the 90% Income Test, the Fund may fail to qualify as a RIC. If these regulations are finalized, the Fund will carefully monitor our investments in CLOs to avoid disqualification as a RIC.

Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs either (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the United States to collect and share such information and are in compliance with the terms of such IGA and any enabling legislation or regulations. The types of income subject to the tax include U.S. source interest and dividends, and the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends received after December 31, 2018.

Most CLO vehicles in which OXLC invests will be treated as non-U.S. financial entities for this purpose, and therefore will be required to comply with these reporting requirements to avoid the 30% withholding tax. If a CLO vehicle in which OXLC invests fails to properly comply with these reporting requirements, it could reduce the amounts available to distribute to equity and junior debt holders in such CLO vehicle, which could materially and adversely affect OXLC’s operating results and cash flows.

If the Fund is required to include amounts in income prior to receiving distributions representing such income, the Fund may have to sell some of its investments at times and/or at prices management would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities. If the Fund is not able to obtain cash from other sources, it may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of a RIC, see “Note 2. Summary of Significant Accounting Policies — U.S. Federal Income Taxes”.

The Fund’s Term Shares pay dividends at a fixed dividend rate. Prices of fixed income investments vary inversely with changes in market yields. The market yields on securities comparable to the Term Shares may increase, which would likely result in a decline in the secondary market price of such shares prior to the term redemption date. The Fund may be unable to pay dividends on the Term Shares under some circumstances. The terms of any future indebtedness OXLC may incur could preclude the payment of dividends in respect of equity securities, including such shares, under certain conditions.

As a registered closed-end investment company, OXLC is required to comply with the asset coverage requirements of the 1940 Act and the Articles Supplementary governing OXLC’s Preferred Stock. Under the 1940 Act, the Fund may not issue additional Preferred Stock if immediately after such issuance the Fund will not have an asset coverage of at least 200% (defined as the ratio of the Fund’s gross assets (less all liabilities and indebtedness not represented by senior securities) to its outstanding senior securities representing indebtedness, plus the aggregate involuntary liquidation preference of OXLC’s outstanding Preferred Stock). In addition, the Articles Supplementary governing OXLC’s Term Preferred Shares require that the Fund have an asset coverage of at least 200% as of the end of each fiscal quarter. If the asset coverage is not at least 200% as of such measurement dates, OXLC may not be able to incur additional debt or issue additional shares of Preferred Stock and could be forced to sell a portion of its investments to repurchase or redeem some shares of Preferred Stock when it is disadvantageous to do so, which could have a material adverse effect on the Fund’s operations. Further, OXLC may be restricted from making distributions to holders of the Fund’s common stock if the Fund does not have asset coverage of at least 200%.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2018

NOTE 13. RISKS AND UNCERTAINTIES (cont.)

Given the ten-year original terms, and potential for early redemption, of the Term Preferred Shares, holders of such shares may face an increased reinvestment risk, which is the risk that the return on an investment purchased with proceeds from the sale or redemption of such shares may be lower than the return previously obtained from the investment in such shares, see “Note 7. Mandatorily Redeemable Preferred Stock”.

The Fund does not intend to have the Term Preferred Shares rated by any rating agency. Unrated securities usually trade at a discount to similar, rated securities. As a result, there is a risk that any such shares may trade at a price that is lower than they might otherwise trade if rated by a rating agency.

NOTE 14. RECENT ACCOUNTING PRONOUNCEMENTS

In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers (Topic 606), which supersedes the revenue recognition requirements in Revenue Recognition (Topic 605). Under the new guidance, an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. In May 2016, ASU 2016-12 amended ASU 2014-09 and deferred the effective period to annual reporting periods beginning after December 15, 2017. Management has concluded that its revenues associated with financial instruments are scoped out of Topic 606 and ASU 2016-12 and the subsequent adoption of the standard would not impact the Fund’s results of operation and financial condition.

In August 2016, the FASB issued ASU 2016-15, Classification of Certain Cash Receipts and Cash Payments (a Consensus of the Emerging Issues Task Force) (“ASU 2016-15”), which is intended to reduce diversity in practice in how certain transactions are classified in the statement of cash flows. ASU 2016-15 is effective for annual reporting periods beginning after December 15, 2017, including interim periods within those fiscal years, with early adoption permitted. Management adopted the new guidance as of April 1, 2018 and the adoption did not have a material impact on the Fund’s financial statements.

In November 2016, the FASB issued ASU 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash (a Consensus of the Emerging Issues Task Force) (“ASU 2016-18”), which requires that the statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. ASU 2016-18 is effective for annual reporting periods beginning after December 15, 2017, including interim periods within those fiscal years, with early adoption permitted. The Fund has assessed the impact of ASU 2016-18 and the guidance is not expected to have a material impact on our financial statements from adopting this standard. Management adopted the new guidance as of April 1, 2018 and upon adoption of the standard, restricted cash, if any, will be included as part of beginning and ending cash and cash equivalents on the statement of cash flows.

NOTE 15. ISSUANCES OF COMMON STOCK

The Fund sold a total of 6,017,467 shares of common stock pursuant to an “at-the-market” offering during the year ended March 31, 2018. The total amount of capital raised under these issuances was approximately $62.5 million and net proceeds were approximately $61.4 million after deducting the sales agent’s commissions and offering expenses.

The Fund sold a total of 3,929,836 shares of common stock pursuant to an “at-the-market” offering during the year ended March 31, 2017. The total amount of capital raised under these issuances was approximately $44.8 million and net proceeds were approximately $43.8 million after deducting the sales agent’s commissions and offering expenses.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2018

NOTE 15. ISSUANCES OF COMMON STOCK (cont.)

For the year ended March 31, 2018 the Fund did not issue any shares of common stock in connection with the distribution reinvestment plan. For the year ended March 31, 2017, the Fund issued 69,900 shares of common stock under the distribution reinvestment plan. For the year ended March 31, 2018 and March 31, 2017, as part of our distribution reinvestment plan for our common stockholders, our distribution reinvestment administrator purchased 223,180 shares and 223,053 shares, respectively, of our common stock for $2.3 million and $2.3 million, respectively, in the open market to satisfy the reinvestment portion of our distributions.

NOTE 16. SUBSEQUENT EVENTS

On May 3, 2018, the Board of Directors declared monthly distributions of $0.135 per share on its common stock, as follows:

Month Ending	Record Date	Payment Date
July 31, 2018	July 23, 2018	July 31, 2018
August 31, 2018	August 23, 2018	August 31, 2018
September 30, 2018	September 20, 2018	September 28, 2018

On May 3, 2018, the Board of Directors declared the required monthly dividends on its Series 2023 and New Series 2024 Term Preferred Shares (each, a “Share”), as follows:

	Per Share Dividend Amount Declared	2018 Record Dates	2018 Payable Dates
Series 2023	$0.15625	June 21, July 23, August 23	June 29, July 31, August 31
New Series 2024	$0.140625	June 21, July 23, August 23	June 29, July 31, August 31

In accordance with their terms, each of the Series 2023 Shares and New Series 2024 Shares will pay a monthly dividend at a fixed rate of 7.50% and 6.75%, respectively, of the $25.00 per share liquidation preference, or $1.875 and $1.6875 per share per year, respectively. This fixed annual dividend rate is subject to adjustment under certain circumstances, but will not in any case be lower than 7.50% and 6.75% per year, respectively, for each of the Series 2023 Shares and New Series 2024 Shares.

On April 25, 2018, Oxford Lane Capital Corp. entered into an amended and restated repurchase transaction facility with Nomura Securities International. Under this agreement, the term of the facility was extended by 3 months until January 2, 2019. In addition, effective April 2, 2018, the facility pricing rate was reduced from 3-month LIBOR plus 3.35 percent per annum to 3-month LIBOR plus 3.15 percent per annum.

The Fund has evaluated subsequent events through the date of issuance and noted no other events that necessitate adjustments to or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of Oxford Lane Capital Corp.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Oxford Lane Capital Corp. (the “Fund”) as of March 31, 2018, the related statements of operations and cash flows for the year ended March 31, 2018, the statement of changes in net assets for each of the two years in the period ended March 31, 2018, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2018, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, NY

May 17, 2018

We have served as the auditor of Oxford Lane Capital Corp. since 2011.

DISTRIBUTION REINVESTMENT PLAN

We have adopted a distribution reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our Board of Directors authorizes, and we declare, a cash distribution, our stockholders who have not opted out of our distribution reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions.

No action will be required on the part of a registered stockholder to have his cash distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying Computershare Trust Company, N.A., the plan administrator and our transfer agent and registrar, by telephone, through the Internet or in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received by telephone, through the Internet or writing prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share, less any applicable fees.

Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

We expect to use primarily newly-issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. Under such circumstances, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by an amount equal to ninety-five (95%) percent of the market price per share of our common stock at the close of regular trading on the Nasdaq Global Select Market on the valuation date fixed by our Board of Directors for such distribution. Market price per share on that date will be the closing price for such shares on the Nasdaq Global Select Market or, if no sale is reported for such day, at the average of their electronically reported bid and asked prices. We reserve the right to purchase shares in the open market in connection with our implementation of the plan. Shares purchased in open market transactions by the plan administrator will be allocated to a stockholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There is no charge to stockholders for receiving their distributions in the form of additional shares of our common stock. Any transaction fees, brokerage charges, plan administrator’s fees or any other charges for handling distributions in stock are paid by us. There are no brokerage charges with respect to shares we have issued directly as a result of distributions payable in stock. If a participant elects by telephonic, Internet or written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $2.50 transaction fee plus brokerage charges from the proceeds.

Stockholders who receive distributions in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. The amount of the distribution for U.S. federal income tax purposes will be equal to the fair market value of the stock received. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the amount treated as a distribution for U.S. federal income tax purposes.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution by us. All correspondence concerning the plan should be directed to the plan administrator as follows: through the Internet at www.computershare/investor, telephone number is 1-800-426-5523 and written correspondence can be mailed to Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77845.

MANAGEMENT

Our Board of Directors oversees our management. The Board of Directors currently consists of five members, three of whom are not “interested persons” of Oxford Lane Capital Corp. as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our Board of Directors elects our officers, who serve at the discretion of the Board of Directors. The responsibilities of each director will include, among other things, the oversight of our investment activity, the quarterly valuation of our assets, and oversight of our financing arrangements. The Board of Directors has also established an Audit Committee and a Valuation Committee, and may establish additional committees in the future.

Our directors and officers and their principal occupations during the past five years are set forth below. Our prospectus includes additional information about our directors and is available without charge, upon request by calling (203) 983-5275, or on the Securities and Exchange Commission website at http://www.sec.gov.

Board of Directors and Executive Officers

Directors

Information regarding the Board of Directors is as follows:

Name	Age	Position	Director Since	Expiration of Term
Interested Directors
Jonathan H. Cohen	53	Chief Executive Officer and Director	2010	2019
Saul B. Rosenthal	49	President and Director	2010	2018
Independent Directors
Mark J. Ashenfelter	58	Chairman of the Board of Directors	2010	2019
John Reardon	51	Director	2010	2020
David S. Shin	49	Director	2010	2018

The address for each of our directors is c/o Oxford Lane Capital Corp., 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830.

Executive Officers Who Are Not Directors

Name	Age	Position
Bruce L. Rubin	58	Chief Financial Officer, Treasurer and Corporate Secretary
Gerald Cummins	63	Chief Compliance Officer

Biographical Information

Directors

Our directors have been divided into two groups — interested directors and independent directors. An interested director is an “interested person” as defined in Section 2(a)(19) of the 1940 Act.

Interested Directors

Messrs. Cohen and Rosenthal are “interested persons” of Oxford Lane Capital as defined in the 1940 Act due to their positions as Chief Executive Officer and President, respectively, of Oxford Lane Capital and Oxford Lane Management, Oxford Lane Capital’s investment adviser, and as the managing member and non-managing member, respectively, of Oxford Funds, the administrator for Oxford Lane Capital.

Jonathan H. Cohen has served as Chief Executive Officer of both Oxford Lane Capital Corp. and Oxford Lane Management since 2010. Mr. Cohen has also served as Chief Executive Officer of both Oxford square Capital Corp. (NasdaqGS: OXSQ), a publicly traded business development company, and Oxford Square Management, LLC, Oxford Square Capital Corp.’s investment adviser, and as the managing member of Oxford Funds, since 2003. Mr. Cohen has also served since 2015 as the Chief Executive Officer of Oxford Bridge Management, LLC, the investment adviser to Oxford Bridge, LLC, a private investment fund. Mr. Cohen is also a member of the Board of Directors of Oxford Square Capital Corp. Previously, Mr. Cohen managed technology equity research groups at Wit Capital, Merrill Lynch, UBS and Smith Barney. Mr. Cohen is a member of the Board of Trustees of Connecticut College. Mr. Cohen received a B.A. in Economics from Connecticut College and an M.B.A. from Columbia University. Mr. Cohen’s depth of experience in managerial positions in investment management, securities research and financial services, as well as his intimate knowledge of our business and operations, gives our Board of Directors valuable industry-specific knowledge and expertise on these and other matters.

Saul B. Rosenthal has served as President of both Oxford Lane Capital Corp. and Oxford Lane Management since 2010. Mr. Rosenthal has also served as Chief Operating Officer since 2003 and President since 2004 of Oxford Square Capital Corp. (NasdaqGS: OXSQ), a publicly traded business development company, and is a member of Oxford Funds. Mr. Rosenthal has also served since 2015 as President of Oxford Bridge Management, LLC, the investment adviser to Oxford Bridge, LLC, a private investment fund. Mr. Rosenthal was previously an attorney at the law firm of Shearman & Sterling LLP. Mr. Rosenthal serves on the boards of Lift Forward, Inc. and the National Museum of Mathematics. Mr. Rosenthal received a B.S., magna cum laude, from the Wharton School of the University of Pennsylvania, a J.D. from Columbia University Law School, where he was a Harlan Fiske Stone Scholar, and a LL.M. (Taxation) from New York University School of Law. Mr. Rosenthal’s depth of experience in managerial positions in investment management, as well as his intimate knowledge of our business and operations, gives the Board of Directors the valuable perspective of a knowledgeable corporate leader.

Independent Directors

The following directors are not “interested persons” of Oxford Lane Capital, as defined in the 1940 Act.

Mark J. Ashenfelter presently serves as a Senior Vice President and the General Counsel of Haebler Capital, a private investment company located in Greenwich, CT. Prior to joining Haebler Capital in 1994, Mr. Ashenfelter was an associate at Cravath, Swaine & Moore from 1985 to 1992 and Cadwalader, Wickersham & Taft from 1992 to 1994. Mr. Ashenfelter received a B.A., cum laude, from Harvard University, a J.D., magna cum laude, from New York Law School, where he was Managing Editor of the Law Review, and a LL.M. (Taxation) from New York University School of Law. Mr. Ashenfelter’s extensive corporate legal experience, particularly in connection with investment companies, provides our Board of Directors with valuable insight and perspective.

John Reardon is the principal of Reardon Consulting, LLP, which specializes in providing management consulting services to technology companies in the telecom, software, and cyber security industries. Mr. Reardon also serves as the Managing Director of Choctaw Telecom LLC. Previously, Mr. Reardon managed telecommunications companies in the mobile voice, data and engineering services markets as Chief Executive Officer and a member of the Board of Directors of Mobex Communications, Inc. from 2001 to 2005. From 1997 — 2001, he served as General Counsel and Secretary of the Board of Directors of Mobex Communications, Inc. Mr. Reardon began his career in telecom law at the boutique Washington, DC firm of Keller and Heckman, LLP. Mr. Reardon received a Bachelor of Arts degree in Political Science, summa cum laude, from Boston University, and earned his J.D. from Columbia Law School. He is admitted to the New York State Bar and the Washington, DC Bar, and is the past president of the Columbia Law School Alumni Association of Washington, DC. Mr. Reardon’s extensive experience as a senior corporate executive provides our Board of Directors the perspective of a knowledgeable corporate leader.

David S. Shin presently serves as an asset management consultant to Innovatus Capital Partners, the manager of certain assets of Perella Weinberg Partners, a financial services firm. From 2011 to 2016, Mr. Shin was an asset management professional at Perella Weinberg Partners. From 2010 to 2011, Mr. Shin served as a Managing Director at Bentley Associates, an investment banking firm. Prior to joining Bentley Associates, Mr. Shin worked in the Global Real Estate Investment Banking Group at Deutsche Bank Securities from 2005 to 2008, and in the Real Estate & Lodging Group of Citigroup Global Markets from 2004 to 2005. Prior to that, Mr. Shin worked for William Street Advisors, LLC, a boutique financial advisory firm affiliated with Saratoga Management Company, from 2002 to 2004. After receiving his J.D. in 1995, Mr. Shin was a member of the Healthcare Group of Dean Witter Reynolds from 1995 to 1996, and was subsequently a member of the Mergers & Acquisitions Group of Merrill Lynch & Co. from 1996 to 2002. Mr. Shin started his career as a CPA in the Corporate Tax Department of KPMG Peat Marwick’s Financial Institutions Group, where he served from 1990 to 1992, before attending law school. Mr. Shin received a B.S., magna cum laude, from The Wharton School at the University of Pennsylvania and a J.D. from Columbia Law School. Mr. Shin’s extensive experience in investment banking provides the Board of Directors with valuable insights of an experienced and diligent financial professional, as well as a diverse perspective.

Executive Officers Who Are Not Directors

Bruce L. Rubin has served as our Chief Financial Officer and Corporate Secretary since August 2015, and as our Treasurer and Controller since our initial public offering in 2011. Mr. Rubin has also served as Oxford Square Capital Corp.’s Controller since 2005, Oxford Square Capital Corp.’s Treasurer since 2009, and Oxford Square Capital Corp.’s Chief Financial Officer, Chief Accounting Officer and Corporate Secretary since August 2015. Mr. Rubin also currently serves as the Chief Financial Officer and Secretary of Oxford Lane Management, Oxford Square Management, LLC, Oxford Funds, LLC, and Oxford Bridge Management, LLC, the investment manager of Oxford Bridge, LLC, a private investment fund. From 1995 to 2003, Mr. Rubin was the Assistant Treasurer & Director of Financial Planning of the New York Mercantile Exchange, Inc., the largest physical commodities futures exchange in the world, and has extensive experience with Sarbanes-Oxley, treasury operations and SEC reporting requirements. From 1989 to 1995, Mr. Rubin was a manager in financial operations for the American Stock Exchange, where he was primarily responsible for budgeting matters. Mr. Rubin began his career in commercial banking as an auditor primarily of the commercial lending and municipal bond dealer areas. Mr. Rubin received his BBA in Accounting from Hofstra University where he also obtained his M.B.A. in Finance.

Gerald Cummins has served as our Chief Compliance Officer, as well as the Chief Compliance Officer of Oxford Lane Management, Oxford Square Capital Corp., Oxford Square Management, LLC, since June 2015 pursuant to an agreement between us and Alaric Compliance Services, LLC (“Alaric”), a compliance consulting firm. Mr. Cummins has also served since November 2015 as the Chief Compliance Officer of Oxford Bridge Management, LLC, the investment manager of Oxford Bridge, LLC, a private investment fund. Mr. Cummins has been a director of Alaric since June 2014 and in that capacity he also serves as the Chief Compliance Officer to a private equity firm. Prior to joining Alaric, Mr. Cummins was a consultant for Barclays Capital Inc. from 2012 to 2013, where he participated in numerous compliance projects on pricing and valuation, compliance assessments, and compliance policy and procedure development. Prior to his consulting work at Barclays, Mr. Cummins was from 2010 to 2011 the COO and the CCO for BroadArch Capital and from 2009 to 2011 the CFO and CCO to its predecessor New Castle Funds, a long-short equity asset manager. Prior to that, Mr. Cummins spent 25 years at Bear Stearns Asset Management (BSAM), where he was a Managing Director and held senior compliance, controllers and operations risk positions. Mr. Cummins graduated with a B.A. in Mathematics from Fordham University.

Compensation of Directors

The following table sets forth compensation of our directors for the year ended March 31, 2018:

Name	Fees Earned(1)	All Other Compensation(2)	Total
Interested Directors
Jonathan H. Cohen	—	—	—
Saul B. Rosenthal	—	—	—
Independent Directors
Mark J. Ashenfelter	$93,000	—	$93,000
John Reardon	$93,000	—	$93,000
David S. Shin	$103,000	—	$103,000

____________

(1)   For a discussion of the independent directors’ compensation, see below.

(2)   We do not maintain a stock option plan, non-equity incentive plan or pension plan for our directors.

The independent directors receive an annual fee of $75,000. In addition, the independent directors receive $2,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Board of Directors meeting, $1,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Valuation Committee meeting and $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Audit Committee meeting. The Chairman of the Audit Committee also receives an additional annual fee of $10,000. No compensation is paid to directors who are interested persons of Oxford Lane Capital as defined in the 1940 Act.

Compensation of Chief Executive Officer and Other Executive Officers

We do not have a compensation committee because our executive officers do not receive any direct compensation from Oxford Lane Capital. Mr. Cohen, our Chief Executive Officer, and Mr. Rosenthal, our President, through their ownership interest in Oxford Funds, the managing member of Oxford Lane Management, are entitled to a portion of any profits earned by Oxford Lane Management, which includes any fees payable to Oxford Lane Management under the terms of the Investment Advisory Agreement, less expenses incurred by Oxford Lane Management in performing its services under the Investment Advisory Agreement. Messrs. Cohen and Rosenthal do not receive any additional compensation from Oxford Lane Management in connection with the management of our portfolio.

The compensation of Mr. Rubin, our Chief Financial Officer, Treasurer and Corporate Secretary, is paid by our administrator, Oxford Funds, subject to reimbursement by us of an allocable portion of such compensation for services rendered by Mr. Rubin to Oxford Lane Capital.

Mr. Cummins, our Chief Compliance Officer, is a director of Alaric, and performs his functions under the terms of an agreement between us and Alaric.

BOARD APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

At an in-person meeting of our Board of Directors held on July 26, 2017, our Board of Directors unanimously voted to re-approve the Investment Advisory Agreement. In reaching a decision to approve the Investment Advisory Agreement, the Board of Directors reviewed a significant amount of information and considered and concluded, among other things:

•      The nature, quality and extent of the advisory and other services to be provided to us by Oxford Lane Management, including the responses in a questionnaire regarding Oxford Lane Management’s investment process and Oxford Lane Management’s policies and guidelines currently in place to monitor and manage the risk and volatility associated with the Company’s portfolio, and the qualifications and abilities of the professional personnel of Oxford Lane Management and the compensation structure for such personnel, and concluded that such services are satisfactory;

•      The investment performance of OXLC and Oxford Lane Management including a comparison to the performance of OXLC’s peer group, and concluded that OXLC’s performance is reasonable in comparison to its peers;

•      Comparative data with respect to advisory fees or similar expenses paid by other management investment companies with similar investment objectives, and concluded that the total advisory fees paid by OXLC to Oxford Lane Management were reasonable;

•      Our historical and projected operating expenses and expense ratio compared to management investment companies with similar investment objectives, and concluded that our operating expenses were reasonable;

•      Any existing and potential sources of indirect income to Oxford Lane Management or Oxford Funds from their relationships with OXLC and the profitability of those relationships, and concluded that Oxford Lane Management’s profitability was not excessive with respect to us;

•      The services to be performed and the personnel performing such services under the Investment Advisory Agreement, and concluded that the services to be performed and the personnel performing such services were satisfactory;

•      The organizational capability and financial condition of Oxford Lane Management and its affiliates, and concluded that the organizational capability and financial condition of Oxford Lane Management were reasonable;

•      The due diligence-related expenses, travel expenses, and expenses associated with investigating and monitoring investments, and concluded that such expenses were reasonable; and

•      The possibility of obtaining similar services from other third party service providers or through an internally managed structure, and concluded that our current externally managed structure with Oxford Lane Management as our investment advisor was satisfactory.

Based on the information reviewed and the discussions detailed above, the Board of Directors, including all of the directors who are not “interested persons” as defined in the 1940 Act, concluded that the fees payable to Oxford Lane Management pursuant to the Investment Advisory Agreement were reasonable, and comparable to the fees paid by other management investment companies with similar investment objectives, in relation to the services to be provided. The Board of Directors did not assign relative weights to the above factors or the other factors considered by it. Individual members of the Board of Directors may have given different weights to different factors.

SUBMISSION OF MATTERS TO A VOTE OF STOCKHOLDERS

The Fund held its Annual Meeting of Stockholders (the ‘‘Meeting’’) on September 19, 2017 and submitted one matter to vote of the stockholders. At the Meeting, stockholders elected a nominee for director, to serve for a three-year term to expire at the 2020 Annual Meeting of Stockholders based on the following votes:

Name	Votes for	Votes Withheld
John Reardon(1)	4,034,415	1,575,882

____________

(1)   Mr. Reardon was elected by the holders of our preferred stock, voting as a single class.

ADDITIONAL INFORMATION

Portfolio Information

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q, within sixty days after the end of the relevant period. Form N-Q filings of the Fund are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available free of charge by contacting the Fund by mail at 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830, by telephone at (203) 983-5275 or on its website at http://www.oxfordlanecapital.com.

Proxy Information

A description of the policies and procedures that the Fund’s investment adviser uses to determine how to vote proxies relating to the Fund’s portfolio securities is available (i) without charge, upon request, by calling (203) 983-5275; (ii) on the Fund’s website at http://www.oxfordlanecapital.com. Information about how the Fund’s investment adviser voted proxies with respect to the Fund’s portfolio securities during the most recent 12-month period ended March 31 can be obtained by making a written request for proxy voting information to: Chief Compliance Officer, Oxford Lane Management, LLC, 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830.

Tax Information

For tax purposes, distributions to stockholders during the year ended March 31, 2018 were approximately $41.5 million.

Privacy Policy

We are committed to protecting your privacy. This privacy notice, which is required by federal law, explains privacy policies of Oxford Lane Capital Corp. and its affiliated companies. This notice supersedes any other privacy notice you may have received from Oxford Lane Capital Corp., and its terms apply both to our current stockholders and to former stockholders as well.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. With regard to this information, we maintain procedural safeguards that comply with federal standards.

Our goal is to limit the collection and use of information about you. When you purchase shares of our common stock, our transfer agent collects personal information about you, such as your name, address, social security number or tax identification number.

This information is used only so that we can send you annual reports, proxy statements and other information required by law, and to send you information we believe may be of interest to you.

We do not share such information with any non-affiliated third party except as described below:

•      It is our policy that only authorized employees of our investment adviser, Oxford Lane Management, LLC, who need to know your personal information will have access to it.

•      We may disclose stockholder-related information to companies that provide services on our behalf, such as record keeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

•      If required by law, we may disclose stockholder-related information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

Oxford Lane Capital Corp.

BOARD OF DIRECTORS
Independent Directors
Mark J. Ashenfelter, Chairman of the Board of Directors
John Reardon
David S. Shin

Interested Directors(1)
Jonathan H. Cohen
Saul B. Rosenthal

OFFICERS
Jonathan H. Cohen, Chief Executive Officer
Saul B. Rosenthal, President
Bruce L. Rubin, Chief Financial Officer, Corporate Secretary and Treasurer
Gerald Cummins, Chief Compliance Officer

INVESTMENT ADVISER
Oxford Lane Management, LLC
8 Sound Shore Drive, Suite 255
Greenwich, CT 06830

____________

(1)   As defined under the Investment Company Act of 1940, as amended.

Oxford Lane Capital Corp.

8 Sound Shore Drive, Suite 255 | Greenwich, CT 06830 | oxfordlanecapital.com | (203) 983-5275

Item 2. Code of Ethics.

The Registrant has adopted a code of business conduct and ethics which applies to, among others, its senior officers, including its Chief Executive Officer (its principal executive officer) and Chief Financial Officer (its principal financial officer), as well as every officer, director and employee of Oxford Lane Capital Corp. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the code of business conduct and ethics during the period covered by this report. The Registrant’s code of business conduct and ethics can be accessed via its website at http://www.oxfordlanecapital.com.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that Registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The Audit Committee financial expert is David S. Shin based on his experience in investment banking and accounting. Mr. Shin is “independent” within the meaning of that term used in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

a)   Audit Fees. The aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP (“PWC”), the Registrant’s independent registered public accounting firm, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended March 31, 2018 and 2017 were $469,082 and $534,285, respectively. These fees include services provided in connection with securities offerings.

b)    Audit-Related Fees. No such fees were billed during the last two fiscal years for audit-related services provided by PWC.

c)     Tax Fees. The aggregate fees billed for professional services by PWC for tax compliance, tax advice and tax planning in the fiscal years ended March 31, 2018 and 2017 were $62,375 and $55,750, respectively.

d)    All Other Fees. No such fees were billed during the last two fiscal years for products and services provided by PWC.

e)     (1). The Registrant’s Audit Committee is required to pre-approve any Independent Accountants’ engagement to render audit and/or permissible non-audit services (including the fees charged and proposed to be charged by the independent accountants), subject to the exceptions under Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, and as otherwise required by law. The Audit Committee also is required to pre-approve non-audit services performed by the Registrant’s principal accountant for the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another (Investment adviser) and/or to any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant, if the engagement for services relates directly to the operations and financial reporting of the Registrant. The Audit Committee may delegate its pre-approval responsibilities to one or more of its members. The member(s) to whom such responsibility is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

e)     (2). Not applicable.

f)     Not applicable.

g)     For the fiscal years ended March 31, 2018 and March 31, 2017, the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to the Registrant and for non-audit services rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant and the Registrant’s investment adviser were $62,375 and $55,750, respectively.

h)    There were no non-audit services rendered to the Registrant’s investment adviser (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrant.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the committee are Mark J. Ashenfelter, David S. Shin (chairman) and John Reardon.

Item 6. Schedule of Investments.

Please see the schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has delegated proxy voting responsibility to its investment adviser, Oxford Lane Management, LLC (the “Adviser”). The Proxy Voting Policies and Procedures of the Adviser are set forth below.

OXFORD LANE MANAGEMENT, LLC

STATEMENT OF POLICIES AND PROCEDURES REGARDING THE VOTING OF SECURITIES

The Proxy Voting Policies and Procedures of the Adviser are set forth below. You may obtain information about how the Adviser voted proxies with respect to the Registrant’s portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, Oxford Lane Management, LLC, 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830.

Introduction

As an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the Adviser has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, the Adviser recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.

These policies and procedures for voting proxies for the Adviser’s investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

The Adviser will vote proxies relating to the Registrant’s portfolio securities in the best interests of the Registrant’s stockholders. The Adviser will review on a case-by-case basis each proposal submitted for a stockholder vote to determine its impact on the portfolio securities held by the Registrant. Although the Adviser will generally vote against proposals that may have a negative impact on the Registrant’s portfolio securities, it may vote for such a proposal if there exist compelling long-term reasons to do so.

The proxy voting decisions of the Adviser are made by the senior officers of the Adviser who are responsible for monitoring each of the Registrant’s investments. To ensure that its vote is not the product of a conflict of interest, the Adviser requires that: (i) anyone involved in the decision making process to disclose to the Adviser’s Chief Compliance Officer (“CCO”) any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how the Adviser intends to vote on a proposal without the prior approval of the CCO and Senior Management in order to reduce any attempted influence from interested parties.

Proxy Voting Records

You may obtain information about how the Adviser voted proxies with respect to the Registrant’s portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, Oxford Lane Management, LLC, 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Information pertaining to the portfolio manager of the Registrant, as of March 31, 2018, is set forth below.

The management of the Registrant’s investment portfolio is the responsibility of Oxford Lane Management, LLC (“Oxford Lane Management”), and its investment committee, which currently consists of Jonathan H. Cohen, the Registrant’s Chief Executive Officer, Saul B. Rosenthal, the Registrant’s President, and Darryl Monasebian the Executive Vice President of Oxford Lane Management. Oxford Lane Management’s investment committee must approve each new investment that the Registrant makes. The members of Oxford Lane Management’s investment committee are not employed by the Registrant, and receive no compensation from the Registrant in connection with their portfolio management activities. Messrs. Cohen and Rosenthal, through their ownership of Oxford Funds, LLC, the managing member of Oxford Lane Management, are entitled to a portion of any investment advisory fees paid by the Registrant to Oxford Lane Management.

Because Oxford Lane Management currently provides portfolio management services only to the Registrant, the Registrant does not believe there are any conflicts of interests with respect to Oxford Lane Management’s management of the Registrant’s portfolio on the one hand, and the management of other accounts or investment vehicles by Oxford Lane Management on the other. However, Mr. Cohen currently serves as Chief Executive Officer and Mr. Rosenthal currently serves as President and Chief Operating Officer of Oxford Square Capital Corp., a publicly-traded business development company that invests principally in CLOs and the debt of U.S.-based companies. Messrs, Cohen and Rosenthal also serve in the same positions at Oxford Square Capital Corp.’s investment adviser, Oxford Square Management, LLC and Oxford Bridge LLC, a Delaware limited liability company, and Oxford Bridge LLC’s investment adviser, Oxford Bridge Management LLC. Oxford Funds, LLC is the managing member, and Charles M. Royce is a non-managing member, of Oxford Square Management, LLC. As a result, Messrs. Cohen and Rosenthal may be subject to certain conflicts of interests with respect to their management of the Registrant’s portfolio on the one hand, and their respective obligations to manage Oxford Square Capital Corp. on the other hand.

Set forth below is additional information regarding the additional entities currently managed by Messrs. Cohen and Rosenthal:

Name	Entity	Investment Focus	Gross Assets(1)
Oxford Square Capital Corp.	Business development Company	Principally CLOs and debt investments in U.S. based companies	$468 million
Oxford Bridge, LLC	Private fund	CLO debt and equity	$452 million

____________

1)    Gross assets are calculated as of March 31, 2018, and are rounded to the nearest million.

Investment Personnel

The Registrant’s investment adviser is led by Jonathan H. Cohen, Chief Executive Officer, and Saul B. Rosenthal, President. Messrs. Cohen and Rosenthal are assisted by Darryl M. Monasebian, Executive Vice President, Debdeep Maji and Kevin Yonon, who serve as Senior Managing Director and Managing Director, respectively for Oxford Lane Management. The Registrant considers Messrs. Cohen, Rosenthal, Monasebian, Maji and Yonon to be Oxford Lane Management’s senior investment team. The Registrant considers Messrs. Cohen and Rosenthal to be the Registrant’s portfolio managers. The table below shows the dollar range of shares of the Registrant’s common stock to be beneficially owned by each of the Registrant’s portfolio managers as of March 31, 2018.

Name of Portfolio Manager	Dollar Range of Equity Securities in Oxford Lane Capital Corp.(1)(2)
Jonathan H. Cohen	Over $1,000,000
Saul B. Rosenthal	Over $1,000,000

____________

(1)   Dollar ranges are as follows: None, $1 — $10,000, $10,001 — $50,000, $50,001 — $100,000, $100,001 — $500,000; $500,001 — $1,000,000 or Over $1,000,000.

(2)   The dollar range of equity securities beneficially owned in us is based on the closing price of our common stock of $10.13 on March 31, 2018 on the Nasdaq Global Select Market.

The following information pertains to the members of Oxford Lane Management’s investment team:

Jonathan H. Cohen. Since 2010, Mr. Cohen is Chief Executive Officer of both Oxford Lane Capital Corp. and Oxford Lane Management. Mr. Cohen has also served as Chief Executive Officer of both Oxford Square Capital Corp. (NasdaqGS: OXSQ), a publicly traded business development company, and Oxford Square Management, LLC, Oxford Square Capital Corp.’s investment adviser, and as the managing member of Oxford Funds, since 2003. Mr. Cohen has also served since 2015 as the Chief Executive Officer of Oxford Bridge Management, LLC, the investment adviser to Oxford Bridge, LLC, a private investment fund. Mr. Cohen is also a member of the Board of Directors of Oxford Square Capital Corp. Previously, Mr. Cohen managed technology equity research groups at Wit Capital, Merrill Lynch, UBS and Smith Barney. Mr. Cohen is a member of the Board of Trustees of Connecticut College. Mr. Cohen received a B.A. in Economics from Connecticut College and an M.B.A. from Columbia University. Mr. Cohen’s depth of experience in managerial positions in investment management, securities research and financial services, as well as his intimate knowledge of our business and operations, gives our Board of Directors valuable industry-specific knowledge and expertise on these and other matters.

Saul B. Rosenthal. Since 2010, Mr., Rosenthal is the President of both Oxford Lane Capital Corp. and Oxford Lane Management. Mr. Rosenthal has also served as Chief Operating Officer since 2003 and President since 2004 of Oxford Square Capital Corp. (NasdaqGS: OXSQ), a publicly traded business development company, and is a member of Oxford Funds. Mr. Rosenthal has also served since 2015 as President of Oxford Bridge Management, LLC, the investment adviser to Oxford Bridge, LLC, a private investment fund. Mr. Rosenthal was previously an attorney at the law firm of Shearman & Sterling LLP. Mr. Rosenthal serves on the boards of Lift Forward, Inc. and the National Museum of Mathematics. Mr. Rosenthal received a B.S., magna cum laude, from the Wharton School of the University of Pennsylvania, a J.D. from Columbia University Law School, where he was a Harlan Fiske Stone Scholar, and a LL.M. (Taxation) from New York University School of Law.

Darryl M. Monasebian. Mr. Monasebian is the Executive Vice President, Head of Risk and Portfolio Management of Oxford Lane Management, LLC, the adviser of OXLC, and holds that same position with Oxford Square Management, LLC, the adviser of Oxford Square Capital Corp. (NasdaqGS: OXSQ) and Oxford Bridge Management, LLC, the investment manager to Oxford Bridge, LLC, a private investment fund. Previously, Mr. Monasebian was a Director in the Merchant Banking Group at BNP Paribas, and prior to that was a Director at Swiss Bank Corporation and a Senior Account Officer at Citibank. He began his business career at Metropolitan Life Insurance Company as an Investment Analyst in the Corporate Investments Department. Mr. Monasebian has more than 20 years of banking and investment management experience. Mr. Monasebian received a Bachelor of Science degree in Management Science/Operations Research from Case Western Reserve University in 1984 and a Masters of Business Administration from Boston University’s Graduate School of Management in 1986.

Debdeep Maji. Mr. Maji is the Senior Managing Director, Portfolio Manager of Oxford Lane Management, LLC, the adviser of OXLC, and holds that same position with Oxford Square Management, LLC, the adviser of Oxford Square Capital Corp. (NasdaqGS: OXSQ) and Oxford Bridge Management, LLC, the investment manager to Oxford Bridge, LLC, a private investment fund. He graduated from the Jerome Fisher Program in Management and Technology at the University of Pennsylvania where he received a Bachelor of Science degree in Economics from the Wharton School (and was designated a Joseph Wharton Scholar) and a Bachelor of Applied Science from the School of Engineering.

Kevin P. Yonon. Mr. Yonon is a Managing Director, Portfolio Manager of Oxford Lane Management, LLC, the adviser of OXLC, and holds that same position with Oxford Square Management, LLC, the adviser of Oxford Square Capital Corp. (NasdaqGS: OXSQ) and Oxford Bridge Management, LLC, the investment manager to Oxford Bridge, LLC, a private investment fund. Previously, Mr. Yonon was an Associate at Deutsche Bank Securities and prior to that he was an Analyst at Blackstone Mezzanine Partners. Before joining Blackstone, he worked as an Analyst at Merrill Lynch in the Mergers & Acquisitions group. Mr. Yonon received a B.S. in Economics with concentrations in Finance and Accounting from the Wharton School at the University of Pennsylvania, where he graduated magna cum laude, and an M.B.A. from the Harvard Business School.

Joseph Kupka. Mr. Kupka is a Principal of Oxford Lane Management, LLC, the adviser of OXLC, and holds that same position with Oxford Square Management, LLC, the adviser of Oxford Square Capital Corp. (NasdaqGS: OXSQ) and Oxford Bridge Management, LLC, the investment manager to Oxford Bridge, LLC, a private investment fund. Previously, he worked as a risk analyst for First Equity Card Corporation. He has a BS in Mechanical Engineering from the University of Pennsylvania, where he was the Abel and Bernstein Class of 1945 Scholarship Recipient.

Gannon McCaffery. Mr. Gannon McCaffery is the Head of Business Development of Oxford Lane Management, LLC, the adviser of OXLC, and holds that same position with Oxford Square Management, LLC, the adviser of Oxford Square Capital Corp. (NasdaqGS: OXSQ) Previously, Mr. McCaffery was a Vice President at Goldman Sachs in the Investment Management Division where he marketed and traded Collateralized Loan Obligations for clients of Private Wealth Management. Before joining Goldman Sachs, he worked as a Vice President at Barclays Capital and Deutsche Bank Securities in various sales roles. He began his career at Lehman Brothers as an Analyst in Collateralized Debt Obligation sales. Mr. McCaffery received a B.A. in Economics from the University of Virginia.

Hooman Banafsheha. Mr. Banafsheha is a Vice President of Oxford Lane Management, LLC, the adviser of OXLC, and holds that same position with Oxford Square Management, LLC, the adviser of Oxford Square Capital Corp. (NasdaqGS: OXSQ) and Oxford Bridge Management, LLC, the investment manager to Oxford Bridge, LLC, a private investment fund. Previously, Mr. Banafsheha was a Vice President in the Finance division of Goldman Sachs. Prior to joining Goldman Sachs, he was a Senior Consultant at Deloitte. Mr. Banafsheha received a B.S. in Business Administration with a concentration in Finance from the State University of New York, University at Albany, where he graduated magna cum laude. Mr. Banafsheha has also attained the Charted Alternative Investment Analyst (CAIA) designation.

Mark Shohet. Mr. Shohet is a Senior Associate of Oxford Lane Management, LLC, the adviser of OXLC, and holds that same position with Oxford Square Management, LLC, the adviser of Oxford Square Capital Corp. (NasdaqGS: OXSQ) and Oxford Bridge Management, LLC, the investment manager to Oxford Bridge, LLC, a private investment fund. Previously, Mr. Shohet was a Manager in the Structured Finance Transactions group at Ernst and Young. Mr. Shohet received a B.S. in Finance and Accounting from the Robert H. Smith School of Business at the University of Maryland, where he graduated magna cum laude, and an M.B.A. from Columbia Business School. Mr. Shohet is also a CFA Charterholder.

Jeff Boccuzzi. Mr. Boccuzzi is a Senior Associate for Oxford Lane Management, LLC, the adviser of OXLC, and holds that same position with Oxford Square Management, LLC, the adviser of Oxford Square Capital Corp. (NasdaqGS: OXSQ) and Oxford Bridge Management, LLC, the investment manager to Oxford Bridge, LLC, a private investment fund. Previously, Mr. Boccuzzi was a Manager in the Middle Office Operations group at AIG Asset Management. He received a B.S. in Business Management from the University of Connecticut and is a Level III Chartered Financial Analyst (CFA) Candidate.

John A. Grib Mr. Grib is a Middle Office Analyst for Oxford Lane Management, LLC, the adviser of OXLC, and holds that same position with Oxford Square Management, LLC, the adviser of Oxford Square Capital Corp. (NasdaqGS: OXSQ) and Oxford Bridge Management, LLC, the investment manager to Oxford Bridge, LLC, a private investment fund. Previously, Mr. Grib served as a Collateral Analyst for the Global Capital Markets team at BNP Paribas as well as a Derivatives Clearing Analyst at the Institutional Securities Group at Morgan Stanley. He received a B.S. in Finance & Real Estate from Syracuse University.

Compensation

None of Oxford Lane Management’s investment personnel receive any direct compensation from the Registrant in connection with the management of the Registrant’s portfolio. Messrs. Cohen and Rosenthal, through their ownership interest in Oxford Funds, LLC, the managing member of Oxford Lane Management, are entitled to a portion of any profits earned by Oxford Lane Management, which includes any fees payable to Oxford Lane Management under the terms of the Investment Advisory Agreement, less expenses incurred by Oxford Lane Management in performing its services under the Investment Advisory Agreement. Messrs. Cohen and Rosenthal do not receive any additional compensation from Oxford Lane Management in connection with the management of the Registrant’s portfolio. The compensation paid by Oxford Lane Management to its other investment personnel includes: (i) annual base salary; and (ii) portfolio-based performance award.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)   Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”) as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Chief Executive Officer (its principal executive officer) and Chief Financial Officer (its principal financial officer) have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)   There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3 (d) under the Investment Company Act of 1940) that occurred during the Registrant’s last fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1)        Registrant has posted its current Code of Ethics on its website at www.oxfordlanecapital.com.

(a)(2)        Certifications of principal executive officer and principal accounting officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)        Not applicable.

(a)(4)        Not applicable.

(b)             Certifications of chief executive officer and chief accounting officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OXFORD LANE CAPITAL CORP.

By:	/s/ Jonathan H. Cohen
Jonathan H. Cohen
Chief Executive Officer
Date: May 17, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan H. Cohen
Jonathan H. Cohen
Chief Executive Officer
Date: May 17, 2018

By:	/s/ Bruce L. Rubin
Bruce L. Rubin
Chief Financial Officer
Date: May 17, 2018